                                                                    EXHIBIT 99.3

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                           $536,114,000 (APPROXIMATE)
                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-CB8

                                 [C-BASS LOGO]

               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               DECEMBER 16, 2004

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8

                                   TERM SHEET
                                DECEMBER 16, 2004

                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-CB8
                         $536,114,000 (APPROXIMATE) (1)
                               SUBJECT TO REVISION

                                                                                          EXPECTED  STATED
                                          WAL (YRS)    PAYMENT WINDOW                      FINAL    FINAL      EXPECTED RATINGS
                APPROX                   (CALL (5)/      (CALL (5)/    PAYMENT INTEREST   MATURITY MATURITY (FITCH / MOODY'S / S&P /
  CLASS        SIZE (1)      COUPON      MATURITY)       MATURITY)      DELAY  ACCRUAL(2)   (5)      (6)           DBRS (8))
-----------------------------------------------------------------------------------------------------------------------------------
CLASS AV-1   $324,862,000 LIBOR + [ ]    1.86 / 1.89 1 - 75 / 1 - 100     0    Actual/360  03/2011  12/2035     AAA/Aaa/AAA/AAA
                           (3), (4)

CLASS AF-1   $ 58,437,000 Fixed (3), (4) 1.00 / 1.00  1 - 26 / 1 - 26    24      30/360    02/2007  12/2035     AAA/Aaa/AAA/AAA

CLASS AF-2   $ 23,344,000 Fixed (3), (4) 3.00 / 3.00 26 - 61 / 26 - 61   24      30/360    01/2010  12/2035     AAA/Aaa/AAA/AAA

CLASS AF-3   $ 17,847,000 Fixed(3), (4)  6.08 / 9.35 61 - 75 / 61 - 177  24      30/360    03/2011  12/2035     AAA/Aaa/AAA/AAA

CLASS AF-4   $ 11,070,000 Fixed (3)(4)   5.97 / 7.44 50 - 75 / 50 - 175  24      30/360    03/2011  12/2035     AAA/Aaa/AAA/AAA

CLASS M-1    $ 34,156,000 LIBOR + [ ]    4.59 / 5.07 43 - 75 / 43 - 146   0    Actual/360  03/2011  12/2035      AA/Aa2/AA/AA
                           (3), (4)

CLASS M-2    $ 28,144,000 LIBOR + [ ]    4.41 / 4.85 40 - 75 / 40 - 133   0    Actual/360  03/2011  12/2035        A/A2/A/A
                           (3), (4)

CLASS M-3    $  7,924,000 LIBOR + [ ]    4.35 / 4.74 39 - 75 / 39 - 117   0    Actual/360  03/2011  12/2035        A/A3/A/A
                           (3), (4)

CLASS B-1    $  7,651,000 LIBOR + [ ]    4.33 / 4.67 39 - 75 / 39 - 111   0    Actual/360  03/2011  12/2035     A-/Baa1/A-/A(l)
                           (3), (4)

CLASS B-2    $  6,284,000 LIBOR + [ ]                                                                         BBB+/Baa2/BBB+/BBB(h)
                           (3), (4)

CLASS B-3    $  5,465,000 LIBOR + [ ]                      Information Not Provided Hereby                       BBB/Baa3/BBB/BBB
                           (3), (4)

CLASS B-4(7) $ 10,930,000 Fixed(3), (4)                                                                          BB/Ba2/BB/BB
             ------------
TOTAL        $536,114,000
             ============
OFFERED:

(1) The approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.

(2) The Offered Certificates will be priced to the Optional Termination Date. The Class AV-1, the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 Certificates) will settle flat. The Class AF-1, Class AF-2, Class AF-3, Class AF-4 Certificates and Class B-4 Certificates will settle with accrued interest, beginning on December 1, 2004.

(3) The pass-through rate on the Class AF-1 Class AF-2, Class AF-3, Class AF-4 and Class B-4 Certificates will increase by 0.50% on the first Distribution Date after the first possible Optional Termination Date and the certificate margin on the Class AV-1 Certificates will equal 2 times its original applicable margin on the first Distribution Date after the first possible Optional Termination Date. The certificate margin on each class of the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 Certificates) will equal 1.5 times its original certificate margin on the first Distribution Date after the first possible Optional Termination Date.

(4) The Offered Certificates and the Class B-4 Certificates will be subject to the applicable rate cap as described herein.

(5) The Certificates will be priced at 23% HEP for the fixed rate collateral and 100% PPC for the adjustable rate collateral, which assumes 2% CPR in month 1, an additional 1/11th of 28% CPR for each month thereafter, building to 30% CPR in month 12 and remaining constant at 30% CPR until month 22, increasing to and remaining constant at 50% CPR from month 23 until month 27 and decreasing and remaining constant at 35% CPR from month 28 and thereafter. Also, assumes 10% optional termination.

(6)   Latest maturity date for any mortgage loan plus one year.

(7) The Class B-4 Certificates will be privately placed and will not be offered pursuant to the prospectus. Information presented herein for the Class B-4 Certificates is solely to assist purchasers of the Offered Certificates.

(8) The symbols (h) and (l) represent DBRS's high and low subcategories, respectively.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8

                                    CONTACTS

MERRILL LYNCH
MBS/ABS TRADING/SYNDICATE
Scott Soltas                              212-449-3659          scott_soltas@ml.com
Charles Sorrentino                        212-449-3659          charles_sorrentino@ml.com
Dan Lonski                                212-449-3659          dan_lonski@ml.com
Edgar Seah                                212-449-3659          edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                               212-449-0752          matthew_whalen@ml.com
Paul Park                                 212-449-6380          paul_park@ml.com
Tom Saywell                               212-449-2122          tom_saywell@ml.com
Alan Chan                                 212-449-8140          alan_chan@ml.com
Fred Hubert                               212-449-5071          fred_hubert@ml.com
Alice Chu                                 212-449-1701          alice_chu@ml.com
Sonia Lee                                 212-449-5067          sonia_lee@ml.com
Oleg Saitskiy                             212-449-1901          oleg_saitskiy@ml.com
Keith Singletary                          212-449-9431          keith_singletary@ml.com
Calvin Look                               212-449-5029          calvin_look@ml.com

RESEARCH
Glenn Costello                            212-449-4457          glenn_costello@ml.com

RATING AGENCIES
DOMINION BOND RATINGS
Quincy Tang                               212-635-3410          qtang@dbrs.com

FITCH RATINGS
Cooper Kramer                             212-908-0670          cooper.kramer@fitchratings.com

MOODYS
Navneet Agarwal                           212-553-3674          navneet.agarwal@moodys.com

STANDARD & POORS
Rebecca Neary                             212-438-3026          rebecca_neary@standardandpoors.com

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8

TITLE OF CERTIFICATES

C-BASS Mortgage Loan Asset-Backed Certificates, Series 2004-CB8, consisting of:

-     the Class AV-1 Certificates (the "Group I Senior Certificates")

- the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates (the "Group II Senior Certificates")

- the Class M-1, Class M-2 and Class M-3 Certificates (the "Mezzanine Certificates")

- the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (the "Subordinate Certificates")

The Group I Senior Certificates and the Group II Senior Certificates are collectively known as the Class A Certificates.

The Class A Certificates, the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 Certificates) are collectively known as the "Offered Certificates".

The Group I Senior Certificates are backed by the Group I Mortgage Loans (as defined herein).

The Group II Senior Certificates are backed by the Group II Mortgage Loans (as defined herein).

LEAD MANAGER

Merrill Lynch, Pierce, Fenner & Smith Incorporated

DEPOSITOR

Merrill Lynch Mortgage Investors, Inc.

SELLER

Credit-Based Asset Servicing and Securitization LLC ("C-BASS")

SERVICER

Litton Loan Servicing LP, a subsidiary of the Seller.

TRUSTEE

J.P. Morgan Chase Bank

CUSTODIAN:

The Bank of New York

CUT-OFF DATE

December 1, 2004

PRICING DATE

On or about December 16, 2004

CLOSING DATE

On or about January 7, 2005

DISTRIBUTION DATES

Distribution of principal and interest on the Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in January 2005.

PAYMENT DELAY

With respect to the Group I Senior Certificates, the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 Certificates), 0 days. With respect to the Group II Senior Certificates and Class B-4 Certificates, 24 days.

DAY COUNT

With respect to the Group I Senior Certificates, the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 Certificates), Actual/360. With respect to the Group II Senior Certificates and Class B-4 Certificates, 30/360.

ERISA CONSIDERATIONS

The Class A Certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT

The offered certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8

TAX STATUS

For federal income tax purposes, the Trust Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION DATE

Any Distribution Date on which the aggregate principal balance of the Mortgage Loans is 10% or less than the aggregate Cut-off Date principal balance of the Mortgage Loans.

MONTHLY SERVICER ADVANCES

The Servicer is required to advance at least one business day prior to each Distribution Date scheduled principal and interest (net of the Servicing Fee) that were due during the related collection period that are not received by the related determination date until it deems such advance to be non-recoverable. The Servicer will not make any principal advances on REO properties and is not required to make any principal advances with respect to second lien mortgage loans. The Servicer is not obligated to make any advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Servicemembers Civil Relief Act (the "Relief Act") or similar state laws.

MORTGAGE LOANS

The Mortgage Loans consist of fixed rate and adjustable rate, FHA/VA insured and conventional closed-end Mortgage Loans, secured by 1st and 2nd lien, level pay and balloon mortgages on primarily 1-4 family properties and will be serviced by Litton Loan Servicing LP. The collateral information presented in this term sheet regarding the Mortgage Pool is as of December 1, 2004. Please see collateral tables herein for additional information. The Mortgage Pool will be divided into two groups:

- Group I Mortgage Loans will consist of approximately 2,110 conforming and non-conforming adjustable rate Mortgage Loans with an aggregate principal balance of approximately $408,982,317.

- Group II Mortgage Loans will consist of approximately 1,581 conforming and non-conforming fixed rate Mortgage Loans with an aggregate principal balance of approximately $139,362,957.

TOTAL DEAL SIZE

Approximately $536,114,000.

ADMINISTRATIVE FEES

The Servicer will be paid a servicing fee aggregating approximately 50 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans. The Trustee will be paid fees aggregating approximately 0.75 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS

1.    Excess interest

2.    Over-Collateralization

3.    Cross-Collateralization

4.    Subordination

EXCESS INTEREST

Excess interest cashflow will be available as credit enhancement.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8

OVER-COLLATERALIZATION AMOUNT

On any Distribution Date, the over-collateralization amount (the "O/C Amount") will equal the excess, if any, of (x) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period over (y) the aggregate certificate principal balance of all classes of Offered Certificates and the Class B-4 Certificates (after taking into account all distributions of principal on such Distribution Date). On the Cut-Off Date, the O/C Amount will equal approximately 1.90% of the aggregate principal balance of the Mortgage Loans. To the extent the O/C Amount is reduced below the O/C Target Amount (i.e., 1.90% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), excess cashflow will be directed to build O/C until the O/C Target Amount is restored.

Initial: Approximately 1.90% of Cut-Off Date balance

Target: 1.90% of Cut-Off Date balance before stepdown, 3.80% of current balance after stepdown

Floor: 0.50% of Cut-Off Date balance

(PRELIMINARY AND SUBJECT TO REVISION)

CROSS- COLLATERALIZATION

Excess interest from each of the two loan groups, if not needed as credit enhancement for its own loan group, will be available as credit enhancement for the other loan group.

SUBORDINATION (1)     CLASSES         RATING (F/M/S/D)         SUBORDINATION
                      -------         ----------------         -------------
                     Class A           AAA/Aaa/AAA/AAA             20.30%
                     Class M-1          AA/Aa2/AA/AA               14.05%
                     Class M-2            A/A2/A/A                  8.90%
                     Class M-3            A/A3/A/A                  7.45%
                     Class B-1         A-/Baa1/A-/A(l)              6.05%
                     Class B-2      BBB+/Baa2/BBB+/BBB(h)           4.90%
                     Class B-3        BBB/Baa3/BBB/BBB              3.90%
                     Class B-4          BB/Ba2/BB/BB                1.90%

(1) The subordination includes the initial O/C amount of 1.90%.

CLASS SIZES      CLASSES            RATING (F/M/S/D)           CLASS SIZES
                 -------            ----------------           -----------
                Class A              AAA/Aaa/AAA/AAA              79.70%
                Class M-1             AA/Aa2/AA/AA                 6.25%
                Class M-2               A/A2/A/A                   5.15%
                Class M-3               A/A3/A/A                   1.45%
                Class B-1            A-/Baa1/A-/A(l)               1.40%
                Class B-2         BBB+/Baa2/BBB+/BBB(h)            1.15%
                Class B-3           BBB/Baa3/BBB/BBB               1.00%
                Class B-4             BB/Ba2/BB/BB                 2.00%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8

INTEREST ACCRUAL

Interest will accrue on the Offered Certificates and the Class B-4 Certificates at the applicable Pass-Through Rate.

- The first accrual period for the Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates and the Class B-4 Certificates will begin on December 1, 2004 and end on December 31, 2004. Interest in respect of a Distribution Date will accrue on such Certificates from and including the first day of the calendar month preceding that Distribution Date up to and including the last day of such month, on a 30/360 basis.

- Interest on the Class AV-1 Certificates, the Mezzanine Certificates and the Subordinate Certificates (other than the Class B-4 Certificates), will accrue initially from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the applicable Distribution Date on an Actual/360 basis.

REALIZED LOSSES

Losses resulting from the liquidation of defaulted mortgage loans will first be applied to excess interest, if any, and will then reduce the level of the O/C amount. If there is no excess interest and no O/C amount, such losses will be allocated to the Mezzanine Certificates and the Subordinate Certificates in reverse order of seniority as follows: to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1. Realized Losses will not be allocated to the Class A Certificates.

SPECIAL HAZARD LOSSES

Special Hazard Losses are generally Realized Losses that result from direct physical damage to mortgaged properties caused by natural disasters and other hazards (i) which are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. Special Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) [1.00%] of the principal balance of the Mortgage Loans as of the Cut-off Date, (ii) two times the amount of the principal balance of the largest Mortgage Loan and (iii) an amount equal to the aggregate principal balances of the Mortgage Loans in the largest zip-code concentration in the State of California, such excess losses will be allocated among all the outstanding classes (other than the Class A Certificates), pro rata, based on their respective Certificate Principal Balances.

PREPAYMENT INTEREST SHORTFALL

For any Distribution Date, an amount equal to the interest at the mortgage interest rate for such Mortgage Loan (the "Mortgage Interest Rate") (net of the related Servicing Fee) on the amount of such principal prepayment in full for the number of days commencing on the date on which the principal prepayment in full is applied and ending on the last day of the prior calendar month. The Servicer will cover Prepayment Interest Shortfalls on Mortgage Loans to the extent that this amount does not exceed one-half of its servicing fee for such Distribution Date. Notwithstanding the foregoing, the Servicer will not cover Prepayment Interest Shortfalls on Simple Interest Loans or second lien mortgage loans or shortfalls relating to principal prepayments in part.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8

PASS-THROUGH RATES

- The Class AV-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class AV-I Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 2 times the Class AV-I Margin, (y) the Group I Available Funds Cap and (z) the Group I Maximum Rate Cap.

- On each Distribution Date, for the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, interest will accrue at a fixed rate equal to the lesser of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, their respective fixed rate coupons and beginning on the first Distribution Date after the first possible Optional Termination Date, the respective fixed rate coupons plus 50bps and (y) the Group II Net WAC Cap.

- The Class M-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class M-1 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-1 Margin, (y) the Subordinate Rate Cap and (z) the Subordinate Maximum Rate Cap.

- The Class M-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class M-2 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-2 Margin, (y) the Subordinate Rate Cap and (z) the Subordinate Maximum Rate Cap.

- The Class M-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class M-3 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class M-3 Margin, (y) the Subordinate Rate Cap and (z) the Subordinate Maximum Rate Cap.

- The Class B-1 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class B-1 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class B-1 Margin, (y) the Subordinate Rate Cap and (z) Subordinate Maximum Rate Cap.

- The Class B-2 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class B-2 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class B-2 Margin, (y) the Subordinate Rate Cap and (z) the Subordinate Maximum Rate Cap.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8

- The Class B-3 Pass-Through Rate will be a per annum rate equal to the least of (x) for any Distribution Date which occurs prior to the second Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus [ ]% (the "Class B-3 Margin"), and beginning on the first Distribution Date after the first possible Optional Termination Date, One-Month LIBOR plus 1.5 times the Class B-3 Margin, (y) the Subordinate Rate Cap and (z) the Subordinate Maximum Rate Cap.

- On each Distribution Date for the Class B-4 Certificates, interest will accrue at a fixed rate equal to the least of (x) for any Distribution Date which occurs prior to the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon and beginning on the first Distribution Date after the first possible Optional Termination Date, its fixed rate coupon plus 50bps, (y) the Subordinate Rate Cap and
      (z) the Subordinate Maximum Rate Cap.

GROUP I AVAILABLE FUNDS CAP

The Group I Available Funds Cap for any Distribution Date will be a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group I Mortgage Loans for the related accrual period, net of Administrative Fees and (y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

GROUP I MAXIMUM RATE CAP

The Group I Maximum Rate Cap for any Distribution Date will be a per annum rate equal to 12 times the quotient of (x) the total scheduled interest that would have accrued on the Group I Mortgage Loans at their maximum lifetime mortgage interest rates for the related accrual period, net of Administrative Fees and
(y) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the related collection period, expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period. Any interest shortfall due to the Group I Maximum Rate Cap will not be reimbursed.

GROUP II NET WAC CAP

The Group II Net WAC Cap for any Distribution Date will be a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans for the related accrual period, net of Administrative Fees and
(y) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the related collection period.

SUBORDINATE MAXIMUM RATE CAP

The Subordinate Maximum Rate Cap will equal the weighted average of the Group I Maximum Rate Cap and the Group II Net WAC Cap (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period), weighted on the basis of the Group I Group Subordinate Amount and the Group II Group Subordinate Amount, respectively.

SUBORDINATE RATE CAP

The Subordinate Rate Cap will equal the weighted average of the Group I Available Funds Cap and the Group II Net WAC Cap (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period), weighted on the basis of the Group I Group Subordinate Amount and the Group II Group Subordinate Amount, respectively.

RATE CAP

For the Class AV-1 Certificates, the Group I Available Funds Cap. For the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, the Group II Net WAC Cap. For each of the Class M- 1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, the Subordinate Rate Cap.

GROUP I GROUP SUBORDINATE AMOUNT

The excess of the aggregate principal amount of the Group I Mortgage Loans over the principal balance of the Class AV-1 Certificates.

GROUP II GROUP SUBORDINATE AMOUNT

The excess of the aggregate principal amount of the Group II Mortgage Loans over the principal balance of the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8

SHORTFALL REIMBURSEMENT

If on any Distribution Date the pass-through rate on any class or classes of the Group I Senior Certificates, the Mezzanine Certificates or the Subordinate Certificates is limited by the Group I Available Funds Cap or by the Subordinate Rate Cap, respectively, the amount of such interest that would have been distributed if the pass-through rate on the related class or classes of the Group I Senior Certificates, the Mezzanine Certificates or the Subordinate Certificates had not been so limited by the Group I Available Funds Cap or by the Subordinate Rate Cap, up to but not exceeding, in the case of the Group I Senior Certificates, the Group I Maximum Rate Cap and up to but not exceeding, in the case of the Mezzanine Certificates and Subordinate Certificates, the Subordinate Maximum Rate Cap, and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the related pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No Carryover will be paid with respect to a class of Certificates once the principal balance has been reduced to zero.

CASHFLOW PRIORITY

(Preliminary and Subject to Revision)

1.    Repayment of any unreimbursed Servicer advances.

2.    Administrative Fees.

3. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months concurrently (i) to the Class AV-1 Certificates from Group I available interest funds, and (ii) pro rata to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates from Group II available interest funds, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, then to the Class B-3 Certificates and then to the Class B-4 Certificates.

4. Available principal funds as described under "PRINCIPAL PAYDOWN", as follows: monthly principal to the Class A Certificates, then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3 Certificates and then monthly principal to the Class B-4 Certificates.

5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

6.    Remaining excess interest to pay subordinate principal shortfalls.

7. Remaining excess interest to pay Carryover resulting from imposition of the Group I Available Funds Cap and then from the imposition of the Subordinate Rate Cap.

8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the Offered Certificates or the Class B-4 Certificates.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8

PRINCIPAL PAYDOWN

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Stepdown Date has occured; and

ii)   A Trigger Event does not exist.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

   (1) The Group I Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level (the "Group I Principal Distribution Amount") will be paid to the Class AV-1 Certificates.

   (2) The Group II Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level (the "Group II Principal Distribution Amount") will be paid to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates. Amounts allocated to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates shall be paid as follows: (i) to the Class AF-4 Certificates in an amount equal to the Class AF-4 Lockout Distribution Amount for that Distribution Date, and then (ii) sequentially to the Class AF-1, Class AF-2, Class AF-3 and Class AF-4 Certificates, with all amounts paid to the Class AF-1 Certificates until its Certificate principal balance has been reduced to zero, thereafter to the Class AF-2 Certificates until its Certificate principal balance has been reduced to zero, thereafter to the Class AF-3 Certificates until its Certificate principal balance has been reduced to zero and thereafter to the Class AF-4 Certificates until its Certificate principal balance has been reduced to zero.

   "Group I Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to the Group I Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from the Mortgage Loans and distributable on such Distribution Date.

   "Group II Principal Distribution Percentage" means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to the Group II Mortgage Loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Mortgage Loans and distributable on such Distribution Date.

   "Class AF-4 Lockout Distribution Amount" means, for any Distribution Date, the product of (x) the Class AF-4 Lockout Distribution Percentage (as set forth in the underlying table) for that Distribution Date and (y) the Class AF-4 Pro Rata Distribution Amount for that Distribution Date. In no event shall the Class AF-4 Lockout Distribution Amount for a Distribution Date exceed the Group II Principal Distribution Amount for that Distribution Date or the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date.

   "Class AF-4 Pro Rata Distribution Amount" means, for any Distribution Date, an amount equal to the product of (x) a fraction, the numerator of which is the certificate principal balance of the Class AF-4 Certificates immediately prior to that Distribution Date and the denominator of which is the aggregate certificate principal balance of the Group II Certificates immediately prior to that Distribution Date and (y) the Group II Principal Distribution Amount for that Distribution Date.

   "Class AF-4 Lockout Percentage" means, for a Distribution Date in any period listed in the table below, the applicable percentage listed opposite such period:

DISTRIBUTION DATES                                             LOCKOUT PERCENTAGE
January 2005 through and including December 2007                         0%
January 2008 through and including December 2009                        45%
January 2010 through and including December 2010                        80%
January 2011 through and including December 2011                       100%
January 2012 and thereafter                                            300%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8

   After the Certificate principal balance of either the Group I Senior Certificates or Group II Senior Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Group I Senior Certificates or Group II Senior Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Group I Senior Certificates and Group II Senior Certificates has been reduced to zero, the amounts referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

   All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates (allocated between the Class A Certificates as described immediately above), second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, seventh to the Class B-3 Certificates and eighth to the Class B-4 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

CLASS A           40.60%*
CLASS M-1         28.10%*
CLASS M-2         17.80%*
CLASS M-3         14.90%*
CLASS B-1         12.10%*
CLASS B-2          9.80%*
CLASS B-3          7.80%*
CLASS B-4          3.80%*

*includes overcollateralization

STEP DOWN DATE

The later to occur of (x) the earlier to occur of (a) the Distribution Date in January 2008 and (b) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates is reduced to zero, and (y) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 40.60%.

SENIOR ENHANCEMENT PERCENTAGE

On any Distribution Date, is the percentage obtained by dividing (x) the sum of
(i) the aggregate certificate principal balance of the Mezzanine and Subordinate Certificates and (ii) the O/C Amount, in each case before taking into account principal distributions on such Distribution Date by (y) the principal balance of the Mortgage Loans as of the last day of the related collection period.

TRIGGER EVENT

(Preliminary and Subject to Revision)

Is in effect on a Distribution Date if any one of the following conditions exist as of the last day of the immediately preceding collection period:

      i. The "Rolling Six Month 60+ Day Delinquency Percentage" equals or exceeds [37.00]% of the Senior Enhancement Percentage; or

      ii. The aggregate amount of realized losses incurred since the Cut-Off Date through the last day of such preceding collection period divided by the initial pool balance exceeds the applicable percentages set forth below with respect to such Distribution Date:

DISTRIBUTION DATE OCCURRING         LOSS PERCENTAGE
---------------------------         ---------------
January 2008 - December 2008            [2.75]%
January 2009 - December 2009            [4.50]%
January 2010 - December 2010            [5.75]%
January 2011 and thereafter             [6.50]%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8

60+ DAY DELINQUENT LOAN

Each Mortgage Loan with respect to which any portion of a monthly payment is, as of the last day of the prior collection period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date.

ROLLING SIX MONTH 60+ DAY DELINQUENCY PERCENTAGE

With respect to any Distribution Date, the average of the percentage equivalents of the fractions determined for each of the six immediately preceding collection periods, the numerator of each of which is equal to the aggregate principal balance of Mortgage Loans that are 60+ Day Delinquent Loans as of the end of the day immediately preceding such collection period, and the denominator of which is the aggregate Mortgage Loan balance as of the end of the related collection period.

PROSPECTUS

The Offered Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The forgoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES

The following tables describe the mortgage loans and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
                                                        TOTAL COLLATERAL SUMMARY

                             C-BASS SERIES 2004-CB8
               TOTAL MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

                      SUMMARY                                           TOTAL             MINIMUM               MAXIMUM
                      -------                                           -----             -------               -------
Aggregate Current Principal Balance                              $ 548,345,274.00
Number of Mortgage Loans                                                    3,691
(1) Average Outstanding Principal Balance                        $     148,562.79        $ 4,090.27          $ 943,484.11
(1) Average Original Loan Balance                                $     149,385.49        $10,200.00          $ 945,000.00
(1) Weighted Average Current Combined Loan-to-Value Ratio                   81.42%             8.90%               115.86%
(1) Weighted Average Loan Rate                                              7.359%            3.375%               16.440%
(1),(4) Weighted Average Gross Margin                                       6.024%            0.000%               11.850%
(1),(4)) Weighted Average Initial Periodic Cap                              2.833%            1.000%                6.000%
(1),(4) Weighted Average Subsequent Periodic Cap                            1.032%            1.000%                6.000%
(1),(2),(4),(5) Weighted Average Minimum Interest Rate                      6.990%            1.500%               16.440%
(1),(4) Weighted Average Maximum Interest Rate                             13.162%            9.000%               22.940%
(1) Weighted Average Original Term to Maturity (months)                       346                36                   361
(1) Weighted Average Remaining Term to Stated Maturity (months)               340                 0                   360
(1),(4) Weighted Average Term to Roll (months)                                 25                 1                   105
(1),(3) Weighted Average Credit Score                                         636               423                   813

(1) Average or Weighted Average reflected in Total.

(2) 94.14% of the Adjustable Rate Mortgage Loans have minimum interest rates.

(3) 99.85% of the Mortgage Loans have FICO Scores.

(4) Adjustable Rate Mortgage Loans only.

(5) Non-zero Weighted Average and Minimum value.

                                                                PERCENT OF CUT-OFF DATE
                                          RANGE                    PRINCIPAL BALANCE
                                          -----                    -----------------
PRODUCT TYPE                        Fully Amortizing                     94.97%
                                    Balloon Payment                       5.03%
LIEN                                First                                92.70%
                                    Second                                7.30%
ADJUSTMENT TYPE                     Fixed                                25.42%
                                    ARM                                  74.58%
PAYMENT TYPE                        Actuarial                            68.63%
                                    Interest Only                        31.37%
                                    Simple Interest                       0.00%
INDEX (ARM LOANS ONLY)              6 Month LIBOR                        98.58%
                                    Other Indices                         1.42%
GEOGRAPHIC DISTRIBUTION             California                           42.21%
                                    Washington                            6.15%
                                    Colorado                              4.11%
                                    New York                              4.05%
                                    Florida                               3.60%
LARGEST ZIP CODE CONCENTRATION      93065                                 0.51%
SUB-PRIME LOANS                                                          93.31%
FHA-VA LOANS                                                              0.10%
SELLER FINANCED LOANS                                                     1.83%
LOANS WITH BORROWER PMI                                                   0.80%
LOANS WITH PREPAYMENT PENALTIES                                          75.43%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
                                                        TOTAL COLLATERAL SUMMARY

                                PRINCIPAL BALANCE

                                                                                  % OF AGGREGATE
                                        NUMBER          AGGREGATE         PRINCIPAL BALANCE OF THE TOTAL
                                      OF MORTGAGE    PRINCIPAL BALANCE            MORTGAGE LOANS
PRINCIPAL BALANCE OUTSTANDING           LOANS          OUTSTANDING                  OUTSTANDING
-----------------------------         -----------   ------------------    ------------------------------
$1 to $50,000                             593       $  19,439,331.61                   3.55%
$50,001 to $100,000                     1,062          78,828,828.72                  14.38
$100,001 to $150,000                      690          84,771,870.00                  15.46
$150,001 to $200,000                      420          73,126,267.07                  13.34
$200,001 to $250,000                      307          68,928,318.62                  12.57
$250,001 to $300,000                      209          57,433,268.30                  10.47
$300,001 to $350,000                      151          49,119,920.61                   8.96
$350,001 to $400,000                      107          40,159,288.78                   7.32
$400,001 to $450,000                       53          22,716,557.73                   4.14
$450,001 to $500,000                       49          23,300,324.09                   4.25
$500,001 to $550,000                       17           8,935,899.18                   1.63
$550,001 to $600,000                       14           8,099,725.02                   1.48
$600,001 to $650,000                        7           4,441,347.41                   0.81
$650,001 to $700,000                        3           2,064,122.83                   0.38
$700,001 to $750,000                        5           3,652,966.62                   0.67
$750,001 to $800,000                        2           1,538,900.00                   0.28
$800,001 to $850,000                        1             844,853.30                   0.15
$900,001 to $950,000                        1             943,484.11                   0.17
                                        -----       ----------------                 ------
TOTAL:                                  3,691       $ 548,345,274.00                 100.00%
                                        =====       ================                 ======

                                   FICO SCORE

                                                                           % OF AGGREGATE
                                    NUMBER         AGGREGATE         PRINCIPAL BALANCE OF TOTAL
                                 OF MORTGAGE   PRINCIPAL BALANCE           MORTGAGE LOANS
   FICO SCORE                       LOANS         OUTSTANDING               OUTSTANDING
-----------------                -----------   -----------------     --------------------------
Not Available (1)                     10        $    798,755.15                 0.15%
421 to 440                             1              64,090.81                 0.01
441 to 460                             7             865,101.83                 0.16
461 to 480                            14           1,278,337.14                 0.23
481 to 500                            45           4,212,496.71                 0.77
501 to 520                           179          30,118,465.73                 5.49
521 to 540                           114          15,236,860.53                 2.78
541 to 560                           179          24,647,780.62                 4.49
561 to 580                           228          30,251,632.54                 5.52
581 to 600                           361          50,517,169.61                 9.21
601 to 620                           517          67,639,739.01                12.34
621 to 640                           403          56,255,282.46                10.26
641 to 660                           429          66,786,428.85                12.18
661 to 680                           378          59,742,162.75                10.89
681 to 700                           277          48,543,701.87                 8.85
701 to 720                           197          30,796,512.63                 5.62
721 to 740                           148          24,782,547.18                 4.52
741 to 760                            94          15,943,677.82                 2.91
761 to 780                            57          11,048,858.01                 2.01
781 to 800                            42           7,212,902.24                 1.32
801 to 820                            11           1,602,770.51                 0.29
                                   -----        ---------------               ------
Total:                             3,691        $548,345,274.00               100.00%
                                   =====        ===============               ======

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and Mortgage Loans where no credit history was obtained for the related mortgagor.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
                                                        TOTAL COLLATERAL SUMMARY

                            ORIGINAL TERM TO MATURITY

                                                                        % OF AGGREGATE
                               NUMBER           AGGREGATE        PRINCIPAL BALANCE OF THE TOTAL
ORIGINAL TERM TO MATURITY    OF MORTGAGE    PRINCIPAL BALANCE            MORTGAGE LOANS
        (MONTHS)                LOANS          OUTSTANDING                OUTSTANDING
-------------------------    -----------    -----------------    ------------------------------
25 to 36                           1        $      95,742.38                   0.02%
49 to 60                           2              100,435.43                   0.02
73 to 84                           2              253,433.29                   0.05
85 to 96                           3               71,347.51                   0.01
109 to 120                        24            1,119,421.95                   0.20
121 to 132                         4              183,859.82                   0.03
133 to 144                         4              100,344.08                   0.02
145 to 156                         4              211,215.31                   0.04
157 to 168                         4              147,067.02                   0.03
169 to 180                       553           33,799,229.79                   6.16
181 to 192                         5              221,356.27                   0.04
229 to 240                       174            8,253,723.59                   1.51
241 to 252                         2              206,234.26                   0.04
277 to 288                         2              518,015.24                   0.09
289 to 300                        16            1,845,823.12                   0.34
301 to 312                         5              384,976.66                   0.07
313 to 324                         2              252,584.84                   0.05
325 to 336                         5              418,294.88                   0.08
337 to 348                        10              802,243.75                   0.15
349 to 360                     2,868          499,293,894.29                  91.05
361 to 372                         1               66,030.52                   0.01
                               -----        ----------------                 ------
TOTAL:                         3,691        $ 548,345,274.00                 100.00%
                               =====        ================                 ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
                                                        TOTAL COLLATERAL SUMMARY

                        REMAINING TERM TO STATED MATURITY

                                                                                      % OF AGGREGATE
                                         NUMBER           AGGREGATE            PRINCIPAL BALANCE OF THE TOTAL
REMAINING TERM TO STATED MATURITY     OF MORTGAGE     PRINCIPAL BALANCE                MORTGAGE LOANS
           (MONTHS)                      LOANS           OUTSTANDING                    OUTSTANDING
---------------------------------     -----------    ------------------        ------------------------------
0                                            1       $     42,839.06                        0.01%
13 to 24                                     2              8,645.51                        0.00
25 to 36                                     5            154,831.08                        0.03
37 to 48                                     3            301,172.09                        0.05
49 to 60                                     1             65,626.76                        0.01
61 to 72                                     3             48,024.82                        0.01
73 to 84                                     4             80,080.80                        0.01
85 to 96                                     6            383,863.38                        0.07
97 to 108                                    5            248,030.93                        0.05
109 to 120                                  21          1,066,386.93                        0.19
121 to 132                                   8            351,060.82                        0.06
133 to 144                                   4            190,395.11                        0.03
145 to 156                                  12          1,120,291.24                        0.20
157 to 168                                  15          1,474,718.61                        0.27
169 to 180                                 530         32,063,870.46                        5.85
181 to 192                                   3            222,817.64                        0.04
193 to 204                                   2            154,599.46                        0.03
205 to 216                                   1             71,533.64                        0.01
217 to 228                                   5            544,010.00                        0.10
229 to 240                                 167          7,671,999.52                        1.40
241 to 252                                   4            297,223.34                        0.05
253 to 264                                   1             55,212.68                        0.01
265 to 276                                   5            455,073.99                        0.08
277 to 288                                  34          2,422,880.79                        0.44
289 to 300                                  34          3,389,740.48                        0.62
301 to 312                                  46          4,172,932.56                        0.76
313 to 324                                  14          1,491,739.31                        0.27
325 to 336                                  27          3,993,629.84                        0.73
337 to 348                                 345         45,901,618.70                        8.37
349 to 360                               2,383        439,900,424.45                       80.22
                                         -----       ---------------                      ------
TOTAL:                                   3,691       $548,345,274.00                      100.00%
                                         =====       ===============                      ======

                                  PROPERTY TYPE

                                                                              % OF AGGREGATE
                                     NUMBER           AGGREGATE        PRINCIPAL BALANCE OF THE TOTAL
                                   OF MORTGAGE    PRINCIPAL BALANCE            MORTGAGE LOANS
   PROPERTY TYPE                      LOANS          OUTSTANDING                OUTSTANDING
--------------------               -----------    -----------------    ------------------------------
Single Family                         2,667       $ 397,424,342.61                  72.48%
Condominium                             276          42,934,923.32                   7.83
PUD                                     239          37,161,625.87                   6.78
2-Family                                145          28,301,654.63                   5.16
Manufactured Housing                    289          27,558,516.54                   5.03
4-Family                                 38           7,176,734.44                   1.31
3-Family                                 29           6,327,042.57                   1.15
Cooperative                               1             731,822.87                   0.13
Mobile Home                               1             318,677.15                   0.06
Townhouse                                 5             256,028.23                   0.05
Mixed Use                                 1             153,905.77                   0.03
                                      -----       ----------------                 ------
TOTAL:                                3,691       $ 548,345,274.00                 100.00%
                                      =====       ================                 ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
                                                        TOTAL COLLATERAL SUMMARY

                                    OCCUPANCY

                                                              % OF AGGREGATE
                     NUMBER          AGGREGATE         PRINCIPAL BALANCE OF THE TOTAL
                   OF MORTGAGE   PRINCIPAL BALANCE             MORTGAGE LOANS
 OCCUPANCY            LOANS         OUTSTANDING                 OUTSTANDING
-----------        -----------   -----------------     ------------------------------
Primary               3,417      $ 510,455,739.52                 93.09%
Investment              245         32,723,242.16                  5.97
Second Home              29          5,166,292.32                  0.94
                      -----      ----------------                ------
TOTAL:                3,691      $ 548,345,274.00                100.00%
                      =====      ================                ======

                                  LOAN PURPOSE

                                                                   % OF AGGREGATE
                           NUMBER           AGGREGATE        PRINCIPAL BALANCE OF THE TOTAL
                         OF MORTGAGE    PRINCIPAL BALANCE            MORTGAGE LOANS
    LOAN PURPOSE            LOANS          OUTSTANDING                OUTSTANDING
-------------------      -----------    -----------------    ------------------------------
Purchase                    1987        $  280,491,158.00                51.15%
Equity Refinance            1502           238,739,542.93                43.54
Rate/Term Refinance          202            29,114,573.07                 5.31
                           -----        -----------------               ------
TOTAL:                     3,691        $  548,345,274.00               100.00%
                           =====        =================               ======

                           CURRENT MORTGAGE LOAN RATE

                                                                                % OF AGGREGATE
                                   NUMBER             AGGREGATE          PRINCIPAL BALANCE OF THE TOTAL
         RANGE OF               OF MORTGAGE       PRINCIPAL BALANCE              MORTGAGE LOANS
CURRENT MORTGAGE LOAN RATES        LOANS             OUTSTANDING                  OUTSTANDING
---------------------------     -----------       -----------------      -------------------------------
3.001% to 3.500%                      3            $    336,534.78                    0.06%
3.501% to 4.000%                      5                 391,668.27                    0.07
4.001% to 4.500%                      9               1,477,761.97                    0.27
4.501% to 5.000%                     19               4,403,148.01                    0.80
5.001% to 5.500%                     58              14,658,117.93                    2.67
5.501% to 6.000%                    308              68,394,755.78                   12.47
6.001% to 6.500%                    430              98,241,115.66                   17.92
6.501% to 7.000%                    522             103,673,338.10                   18.91
7.001% to 7.500%                    373              67,217,234.94                   12.26
7.501% to 8.000%                    412              56,690,002.78                   10.34
8.001% to 8.500%                    280              38,059,494.92                    6.94
8.501% to 9.000%                    290              31,972,025.17                    5.83
9.001% to 9.500%                    162              14,576,678.38                    2.66
9.501% to 10.000%                   238              15,160,454.59                    2.76
10.001% to 10.500%                  125               8,743,937.76                    1.59
10.501% to 11.000%                  137               8,950,904.65                    1.63
11.001% to 11.500%                   69               3,760,468.13                    0.69
11.501% to 12.000%                  116               5,583,244.65                    1.02
12.001% to 12.500%                   41               1,990,174.58                    0.36
12.501% to 13.000%                   40               1,867,874.16                    0.34
13.001% to 13.500%                   18                 603,560.44                    0.11
13.501% to 14.000%                   14                 609,919.75                    0.11
14.001% to 14.500%                   15                 649,573.31                    0.12
14.501% to 15.000%                    5                 242,094.62                    0.04
15.001% to 15.500%                    1                  54,005.58                    0.01
16.001% to 16.500%                    1                  37,185.09                    0.01
                                  -----            ---------------                  ------
TOTAL:                            3,691            $548,345,274.00                  100.00%
                                  =====            ===============                  ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
                                                        TOTAL COLLATERAL SUMMARY

                      CURRENT COMBINED LOAN-TO-VALUE RATIO

                                                                              % OF AGGREGATE
                                    NUMBER           AGGREGATE         PRINCIPAL BALANCE OF THE TOTAL
       RANGE OF CURRENT          OF MORTGAGE     PRINCIPAL BALANCE              MORTGAGE LOANS
COMBINED LOAN-TO-VALUE RATIOS       LOANS           OUTSTANDING                  OUTSTANDING
-----------------------------    -----------     -----------------     ------------------------------
0.01% to 10.00%                         2        $    142,061.27                     0.03%
10.01% to 20.00%                        5             168,076.29                     0.03
20.01% to 30.00%                       16           1,190,930.38                     0.22
30.01% to 40.00%                       23           2,596,582.22                     0.47
40.01% to 50.00%                       47           5,419,962.04                     0.99
50.01% to 60.00%                       97          15,035,195.43                     2.74
60.01% to 70.00%                      227          38,504,095.83                     7.02
70.01% to 80.00%                     1452         282,614,411.55                    51.54
80.01% to 90.00%                      773         116,834,542.11                    21.31
90.01% to 100.00%                     974          80,707,792.99                    14.72
100.01% to 110.00%                     74           4,563,916.96                     0.83
110.01% to 120.00%                      1             567,706.93                     0.10
                                    -----        ---------------                   ------
TOTAL:                              3,691        $548,345,274.00                   100.00%
                                    =====        ===============                   ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
                                                        TOTAL COLLATERAL SUMMARY

                             GEOGRAPHIC DISTRIBUTION

                                                                    % OF AGGREGATE
                          NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE TOTAL
                        OF MORTGAGE     PRINCIPAL BALANCE            MORTGAGE LOANS
 STATE OR TERRITORY       LOANS            OUTSTANDING                OUTSTANDING
--------------------    -----------     -----------------    ------------------------------
California                 1061         $ 231,430,699.65                42.21%
Washington                  209            33,714,965.77                 6.15
Colorado                    144            22,551,962.96                 4.11
New York                    145            22,192,973.20                 4.05
Florida                     161            19,767,087.46                 3.60
Maryland                    124            19,608,748.59                 3.58
Ohio                        182            17,654,033.12                 3.22
Texas                       270            17,213,247.97                 3.14
Oregon                      125            16,206,302.17                 2.96
New Jersey                   86            15,478,518.77                 2.82
Massachusetts                67            13,521,043.85                 2.47
Arizona                      96            10,961,784.66                 2.00
Virginia                     74            10,153,725.22                 1.85
Georgia                      93            10,086,697.36                 1.84
Pennsylvania                100             9,456,618.85                 1.72
Illinois                     71             8,557,880.87                 1.56
Michigan                     84             8,490,714.66                 1.55
North Carolina               73             7,123,404.04                 1.30
Nevada                       41             6,778,948.65                 1.24
Kentucky                     53             5,743,456.37                 1.05
Tennessee                    67             5,582,222.77                 1.02
South Carolina               60             4,829,430.06                 0.88
Indiana                      42             3,799,943.55                 0.69
Utah                         33             3,349,214.37                 0.61
Connecticut                  27             3,226,439.91                 0.59
Wisconsin                    19             2,063,379.59                 0.38
Delaware                     12             1,512,649.26                 0.28
Missouri                     16             1,488,230.47                 0.27
New Mexico                   14             1,470,034.88                 0.27
Rhode Island                 10             1,420,153.11                 0.26
Arkansas                     18             1,225,978.27                 0.22
Hawaii                        2             1,200,516.39                 0.22
Idaho                        12             1,148,984.42                 0.21
Montana                       9             1,074,761.01                 0.20
Minnesota                     8             1,039,589.15                 0.19
Alabama                      17               981,085.12                 0.18
Louisiana                    13               954,411.30                 0.17
Iowa                         10               820,759.10                 0.15
Oklahoma                     11               675,651.36                 0.12
District of Columbia          3               626,880.90                 0.11
West Virginia                 5               550,052.07                 0.10
Mississippi                   4               522,929.27                 0.10
New Hampshire                 3               471,914.55                 0.09
Wyoming                       4               439,624.85                 0.08
Nebraska                      6               407,532.62                 0.07
Maine                         2               324,403.06                 0.06
Kansas                        3               307,573.93                 0.06
Alaska                        1               107,025.04                 0.02
South Dakota                  1                31,089.43                 0.01
                         ------         ----------------               ------
TOTAL:                    3,691         $ 548,345,274.00               100.00%
                         ======         ================               ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
                                                        TOTAL COLLATERAL SUMMARY

                               LOAN DOCUMENTATION

                                                                            % OF AGGREGATE
                                 NUMBER            AGGREGATE          PRINCIPAL BALANCE OF THE TOTAL
                              OF MORTGAGE      PRINCIPAL BALANCE              MORTGAGE LOANS
   DOCUMENTATION LEVEL           LOANS            OUTSTANDING                  OUTSTANDING
-------------------------     -----------      -----------------      ------------------------------
Full Documentation               2,310          $ 331,066,898.18                 60.38%
Stated Income                    1,045            175,545,146.83                 32.01
No Documentation                   202             18,861,371.49                  3.44
Limited Documentation               78             15,986,106.06                  2.92
Alternate Documentation             32              4,910,540.08                  0.90
Missing                             12              1,055,398.46                  0.19
Streamlined Documentation           12                919,812.90                  0.17
                                 -----          ----------------                ------
TOTAL:                           3,691          $ 548,345,274.00                100.00%
                                 =====          ================                ======

                               PERFORMANCE STATUS

                                                                        % OF AGGREGATE
                           NUMBER             AGGREGATE         PRINCIPAL BALANCE OF THE TOTAL
                        OF MORTGAGE       PRINCIPAL BALANCE             MORTGAGE LOANS
 PERFORMANCE STATUS        LOANS             OUTSTANDING                 OUTSTANDING
-------------------     -----------       -----------------     ------------------------------
Current                   3,691            $548,345,274.00                 100.00%
                          -----            ---------------                 ------
TOTAL:                    3,691            $548,345,274.00                 100.00%
                          =====            ===============                 ======

                             PREPAYMENT PENALTY TERM

                                                                        % OF AGGREGATE
                              NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE TOTAL
                            OF MORTGAGE     PRINCIPAL BALANCE            MORTGAGE LOANS
 PREPAYMENT PENALTY TERM       LOANS           OUTSTANDING                OUTSTANDING
------------------------    -----------     -----------------    ------------------------------
12 months                       122          $ 25,311,799.71                 4.62%
18 months                         1               235,596.42                 0.04
21 months                         1                64,800.00                 0.01
23 months                         1               179,676.82                 0.03
24 months                     1,306           240,141,458.11                43.79
30 months                         1               159,593.39                 0.03
35 months                         1               112,714.17                 0.02
36 months                       973           137,148,427.06                25.01
60 months                        51            10,253,675.10                 1.87
No Prepayment Penalty         1,234           134,737,533.22                24.57
                              -----          ---------------               ------
TOTAL:                        3,691          $548,345,274.00               100.00%
                              =====          ===============               ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
                                                      GROUP I COLLATERAL SUMMARY

                             C-BASS SERIES 2004-CB8
              GROUP I MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

SUMMARY                                                                    TOTAL              MINIMUM           MAXIMUM
-------                                                                    -----              -------           -------
Aggregate Current Principal Balance                                $  408,982,316.79
Number of Mortgage Loans                                                       2,110
(1) Average Outstanding Principal Balance                          $      193,830.48         $24,201.54       $943,484.11
(1) Average Original Loan Balance                                  $      194,428.04         $26,000.00       $945,000.00
(1) Weighted Average Current Combined Loan-to-Value Ratio                      80.69%              8.90%           100.00%
(1) Weighted Average Loan Rate                                                 6.989%             3.375%           16.440%
(1) Weighted Average Gross Margin                                              6.024%             0.000%           11.850%
(1) Weighted Average Initial Periodic Cap                                      2.833%             1.000%            6.000%
(1) Weighted Average Subsequent Periodic Cap                                   1.032%             1.000%            6.000%
(1),(2),(4) Weighted Average Minimum Interest Rate                             6.990%             1.500%           16.440%
(1) Weighted Average Maximum Interest Rate                                    13.162%             9.000%           22.940%
(1) Weighted Average Original Term to Maturity (months)                          360                300               360
(1) Weighted Average Remaining Term to Stated Maturity (months)                  355                163               360
(1) Weighted Average Term to Roll (months)                                        25                  1               105
(1),(3) Weighted Average Credit Score                                            634                456               813

(1) Average or Weighted Average reflected in Total.

(2) 94.14% of the Group I Mortgage Loans have minimum interest rates.

(3) 99.93% of the Group I Mortgage Loans have FICO Scores.

(4) Non-zero Weighted Average and Minimum value.

                                                              PERCENT OF CUT-OFF DATE
                                                 RANGE           PRINCIPAL BALANCE
                                                 -----           -----------------
PRODUCT TYPE                              Fully Amortizing            100.00%
                                          Balloon Payment               0.00%
LIEN                                      First                       100.00%
                                          Second                        0.00%
ADJUSTMENT TYPE                           Fixed                         0.00%
                                          ARMs                        100.00%
PAYMENT TYPE                              Actuarial                    58.15%
                                          Interest Only                41.85%
                                          Simple Interest               0.00%
INDEX                                     6 Month LIBOR                98.58%
                                          Other Indices                 1.42%
GEOGRAPHIC DISTRIBUTION                   California                   47.65%
                                          Washington                    6.88%
                                          Colorado                      4.81%
                                          Maryland                      3.70%
                                          Ohio                          3.46%
LARGEST ZIP CODE CONCENTRATION            93065                         0.67%
SUB-PRIME LOANS                                                        96.97%
FHA-VA LOANS                                                            0.00%
SELLER FINANCED LOANS                                                   0.00%
LOANS WITH BORROWER PMI                                                 0.42%
LOANS WITH PREPAYMENT PENALTIES                                        82.30%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
                                                      GROUP I COLLATERAL SUMMARY

                               PRINCIPAL BALANCE

                                                                        % OF AGGREGATE
                                  NUMBER         AGGREGATE        PRINCIPAL BALANCE OF THE
                               OF MORTGAGE   PRINCIPAL BALANCE     GROUP I MORTGAGE LOANS
PRINCIPAL BALANCE OUTSTANDING     LOANS         OUTSTANDING              OUTSTANDING
-----------------------------  -----------   -----------------    ------------------------
$1 to $50,000                        48      $    1,949,628.58             0.48%
$50,001 to $100,000                 447          34,668,233.17             8.48
$100,001 to $150,000                489          60,604,208.15            14.82
$150,001 to $200,000                325          56,754,669.96            13.88
$200,001 to $250,000                248          55,535,434.93            13.58
$250,001 to $300,000                188          51,693,576.31            12.64
$300,001 to $350,000                132          42,998,664.70            10.51
$350,001 to $400,000                 95          35,609,576.65             8.71
$400,001 to $450,000                 51          21,871,440.53             5.35
$450,001 to $500,000                 43          20,401,956.24             4.99
$500,001 to $550,000                 16           8,420,113.76             2.06
$550,001 to $600,000                 12           6,965,357.80             1.70
$600,001 to $650,000                  5           3,169,337.59             0.77
$650,001 to $700,000                  3           2,064,122.83             0.50
$700,001 to $750,000                  4           2,948,758.18             0.72
$750,001 to $800,000                  2           1,538,900.00             0.38
$800,001 to $850,000                  1             844,853.30             0.21
$900,001 to $950,000                  1             943,484.11             0.23
                                  -----      -----------------           ------
TOTAL:                            2,110      $  408,982,316.79           100.00%
                                  -----      -----------------           ------

                                   FICO SCORE

                                                                  % OF AGGREGATE
                           NUMBER         AGGREGATE          PRINCIPAL BALANCE OF THE
                        OF MORTGAGE   PRINCIPAL BALANCE       GROUP I MORTGAGE LOANS
FICO SCORE                 LOANS         OUTSTANDING                OUTSTANDING
----------------        -----------   -----------------      ------------------------
Not Available(1)              1       $    290,985.84                 0.07%
441 to 460                    1            114,619.52                 0.03
461 to 480                    6            619,199.84                 0.15
481 to 500                   30          3,043,442.86                 0.74
501 to 520                  147         27,008,682.60                 6.60
521 to 540                   68         11,114,199.65                 2.72
541 to 560                   99         17,391,943.01                 4.25
561 to 580                  142         23,364,585.75                 5.71
581 to 600                  204         38,439,946.63                 9.40
601 to 620                  288         49,514,409.89                12.11
621 to 640                  236         42,798,018.66                10.46
641 to 660                  248         49,814,599.93                12.18
661 to 680                  194         44,041,987.03                10.77
681 to 700                  159         37,089,624.27                 9.07
701 to 720                  102         22,319,114.78                 5.46
721 to 740                   84         19,182,302.63                 4.69
741 to 760                   47         10,322,100.27                 2.52
761 to 780                   29          6,929,352.86                 1.69
781 to 800                   21          4,715,888.36                 1.15
801 to 820                    4            867,312.41                 0.21
                          -----       ---------------               ------
TOTAL:                    2,110       $408,982,316.79               100.00%
                          -----       ---------------               ------

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and Mortgage Loans where no credit history was obtained for the related mortgagor.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
                                                      GROUP I COLLATERAL SUMMARY

                            ORIGINAL TERM TO MATURITY

                                                                       % OF AGGREGATE
                              NUMBER             AGGREGATE         PRINCIPAL BALANCE OF THE
ORIGINAL TERM TO MATURITY   OF MORTGAGE      PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
       (MONTHS)               LOANS             OUTSTANDING               OUTSTANDING
-------------------------   -----------      -----------------     ------------------------
289 to 300                        1          $     87,177.29                 0.02%
349 to 360                    2,109           408,895,139.50                99.98
                             ------          ---------------               ------
TOTAL:                        2,110          $408,982,316.79               100.00%
                             ------          ---------------               ------

                        REMAINING TERM TO STATED MATURITY

                                                                                  % OF AGGREGATE
                                        NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
REMAINING TERM TO STATED MATURITY     OF MORTGAGE     PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
           (MONTHS)                     LOANS           OUTSTANDING               OUTSTANDING
---------------------------------     -----------     -----------------     ------------------------
157 to 168                                  3         $     156,364.89                0.04%
169 to 180                                  1                97,481.17                0.02
181 to 192                                  1                95,407.32                0.02
193 to 204                                  1               108,761.38                0.03
265 to 276                                  1               130,225.97                0.03
277 to 288                                 29             1,842,172.44                0.45
289 to 300                                 21             1,753,952.66                0.43
301 to 312                                 44             3,907,707.93                0.96
313 to 324                                  2               107,165.59                0.03
325 to 336                                  3               200,598.11                0.05
337 to 348                                208            26,663,561.69                6.52
349 to 360                              1,796           373,918,917.64               91.43
                                        -----         ----------------              ------
TOTAL:                                  2,110         $ 408,982,316.79              100.00%
                                        -----         ----------------              ------

                                  PROPERTY TYPE

                                                                    % OF AGGREGATE
                           NUMBER           AGGREGATE         PRINCIPAL BALANCE OF THE
                         OF MORTGAGE    PRINCIPAL BALANCE       GROUP I MORTGAGE LOANS
PROPERTY TYPE               LOANS          OUTSTANDING               OUTSTANDING
--------------------     -----------    -----------------     ------------------------
Single Family               1,515        $ 297,267,282.05               72.68%
Condominium                   182           36,435,027.53                8.91
PUD                           120           27,839,674.91                6.81
2-Family                       85           21,034,867.82                5.14
Manufactured Housing          173           17,263,747.78                4.22
4-Family                       18            4,836,953.62                1.18
3-Family                       13            3,428,987.78                0.84
Cooperative                     1              731,822.87                0.18
Townhouse                       3              143,952.43                0.04
                            -----        ----------------              ------
TOTAL:                      2,110        $ 408,982,316.79              100.00%
                            -----        ----------------              ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
                                                      GROUP I COLLATERAL SUMMARY

                                    OCCUPANCY

                                                            % OF AGGREGATE
                         NUMBER         AGGREGATE       PRINCIPAL BALANCE OF THE
                       OF MORTGAGE  PRINCIPAL BALANCE    GROUP I MORTGAGE LOANS
OCCUPANCY                 LOANS        OUTSTANDING           OUTSTANDING
------------           -----------  -----------------   ------------------------
Primary                   1,960      $382,225,450.26              93.46%
Investment                  131        22,702,088.96               5.55
Second Home                  19         4,054,777.57               0.99
                          -----      ---------------             ------
TOTAL:                    2,110      $408,982,316.79             100.00%
                          -----      ---------------             ------

                                  LOAN PURPOSE

                                                                    % OF AGGREGATE
                           NUMBER           AGGREGATE          PRINCIPAL BALANCE OF THE
                         OF MORTGAGE    PRINCIPAL BALANCE       GROUP I MORTGAGE LOANS
LOAN PURPOSE                LOANS          OUTSTANDING                OUTSTANDING
-------------------      -----------    -----------------      ------------------------
Purchase                    1,182        $226,622,396.75                55.41%
Equity Refinance              814         165,042,751.32                40.35
Rate/Term Refinance           114          17,317,168.72                 4.23
                            -----        ---------------               ------
TOTAL:                      2,110        $408,982,316.79               100.00%
                            -----        ---------------               ------

                           CURRENT MORTGAGE LOAN RATE

                                                                        % OF AGGREGATE
                                NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
         RANGE OF             OF MORTGAGE     PRINCIPAL BALANCE     GROUP I MORTGAGE LOANS
CURRENT MORTGAGE LOAN RATES      LOANS           OUTSTANDING              OUTSTANDING
---------------------------   -----------     -----------------    ------------------------
3.001% to 3.500%                     1         $    221,032.95                0.05%
3.501% to 4.000%                     3              311,784.54                0.08
4.001% to 4.500%                     6            1,255,854.17                0.31
4.501% to 5.000%                    15            4,019,165.04                0.98
5.001% to 5.500%                    44           10,704,546.78                2.62
5.501% to 6.000%                   256           60,508,585.71               14.79
6.001% to 6.500%                   363           86,493,759.31               21.15
6.501% to 7.000%                   422           87,952,337.76               21.51
7.001% to 7.500%                   280           55,496,647.55               13.57
7.501% to 8.000%                   225           38,323,617.01                9.37
8.001% to 8.500%                   177           27,305,391.03                6.68
8.501% to 9.000%                   141           18,907,249.12                4.62
9.001% to 9.500%                    71            7,975,718.09                1.95
9.501% to 10.000%                   39            3,855,428.02                0.94
10.001% to 10.500%                  27            2,377,509.41                0.58
10.501% to 11.000%                  15            1,477,460.58                0.36
11.001% to 11.500%                   6              425,324.01                0.10
11.501% to 12.000%                   5              571,104.73                0.14
12.001% to 12.500%                   4              221,893.54                0.05
12.501% to 13.000%                   3              180,317.56                0.04
13.501% to 14.000%                   2              107,856.62                0.03
14.001% to 14.500%                   2              141,113.96                0.03
14.501% to 15.000%                   1               57,428.63                0.01
15.001% to 15.500%                   1               54,005.58                0.01
16.001% to 16.500%                   1               37,185.09                0.01
                                 -----         ---------------              ------
TOTAL:                           2,110         $408,982,316.79              100.00%
                                 -----         ---------------              ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
                                                      GROUP I COLLATERAL SUMMARY

                      CURRENT COMBINED LOAN-TO-VALUE RATIO

                                                                         % OF AGGREGATE
                                   NUMBER           AGGREGATE      PRINCIPAL BALANCE OF THE
       RANGE OF CURRENT          OF MORTGAGE    PRINCIPAL BALANCE   GROUP I MORTGAGE LOANS
COMBINED LOAN-TO-VALUE RATIOS       LOANS          OUTSTANDING            OUTSTANDING
-----------------------------    -----------    -----------------  ------------------------
0.01% to 10.00%                        1        $     101,473.97              0.02%
20.01% to 30.00%                       6              733,293.14              0.18
30.01% to 40.00%                       7              821,358.01              0.20
40.01% to 50.00%                      18            2,507,028.45              0.61
50.01% to 60.00%                      51            9,048,537.42              2.21
60.01% to 70.00%                     123           24,673,310.99              6.03
70.01% to 80.00%                   1,192          247,946,608.75             60.63
80.01% to 90.00%                     487           89,418,949.49             21.86
90.01% to 100.00%                    225           33,731,756.57              8.25
                                   -----        ----------------            ------
TOTAL:                             2,110        $ 408,982,316.79            100.00%
                                   -----        ----------------            ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                                 COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
                                                      GROUP I COLLATERAL SUMMARY

                             GEOGRAPHIC DISTRIBUTION

                                                               % OF AGGREGATE
                           NUMBER          AGGREGATE       PRINCIPAL BALANCE OF THE
                        OF MORTGAGE    PRINCIPAL BALANCE    GROUP I MORTGAGE LOANS
STATE OR TERRITORY         LOANS          OUTSTANDING             OUTSTANDING
--------------------    -----------    -----------------   ------------------------
California                  687         $194,893,509.96             47.65%
Washington                  155           28,124,076.88              6.88
Colorado                    113           19,656,840.09              4.81
Maryland                     66           15,116,163.86              3.70
Ohio                        130           14,157,626.97              3.46
Oregon                       89           13,462,340.60              3.29
Florida                      84           13,198,370.24              3.23
New York                     39            9,794,064.21              2.39
Arizona                      68            9,056,015.97              2.21
Massachusetts                35            8,863,366.01              2.17
Texas                        79            7,983,289.28              1.95
New Jersey                   36            7,660,612.80              1.87
Georgia                      56            6,633,004.48              1.62
Virginia                     33            6,436,139.30              1.57
Michigan                     46            6,020,826.61              1.47
Nevada                       25            5,435,262.03              1.33
Illinois                     37            5,329,580.48              1.30
Kentucky                     41            4,608,247.04              1.13
Pennsylvania                 35            4,373,339.33              1.07
Tennessee                    41            3,837,078.46              0.94
North Carolina               37            3,795,787.50              0.93
Utah                         26            3,058,913.42              0.75
South Carolina               29            2,651,006.57              0.65
Indiana                      14            1,676,043.48              0.41
Connecticut                  11            1,581,254.33              0.39
Wisconsin                    11            1,556,350.30              0.38
Missouri                      8            1,138,631.13              0.28
Minnesota                     5              914,819.37              0.22
Montana                       7              841,315.27              0.21
Louisiana                     8              728,806.20              0.18
Arkansas                      9              727,283.82              0.18
District of Columbia          3              626,880.90              0.15
New Mexico                    5              605,904.79              0.15
Idaho                         5              547,175.51              0.13
Alabama                      10              532,063.69              0.13
Iowa                          4              476,118.36              0.12
Rhode Island                  2              426,435.13              0.10
Wyoming                       3              367,664.82              0.09
Mississippi                   1              356,815.04              0.09
Maine                         2              324,403.06              0.08
New Hampshire                 2              294,833.39              0.07
Delaware                      2              289,282.70              0.07
Oklahoma                      4              286,784.89              0.07
Nebraska                      3              250,927.43              0.06
Kansas                        2              148,123.07              0.04
West Virginia                 1              107,848.59              0.03
South Dakota                  1               31,089.43              0.01
                          -----         ---------------            ------
TOTAL:                    2,110         $408,982,316.79            100.00%
                          -----         ---------------            ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
[MERRILL LYNCH LOGO]                                  GROUP I COLLATERAL SUMMARY

                               LOAN DOCUMENTATION

                                                                                      % OF AGGREGATE
                                         NUMBER              AGGREGATE           PRINCIPAL BALANCE OF THE
                                        OF MORTGAGE       PRINCIPAL BALANCE       GROUP I MORTGAGE LOANS
       DOCUMENTATION LEVEL                LOANS             OUTSTANDING                OUTSTANDING
       -------------------                -----             -----------                -----------
Full Documentation                         1,406          $   247,902,029.87             60.61%
Stated Income                                596              139,561,564.56             34.12
Limited Documentation                         58               13,950,965.73              3.41
No Documentation                              27                4,701,118.95              1.15
Alternate Documentation                       13                2,337,928.14              0.57
Streamlined Documentation                      8                  382,553.14              0.09
Missing Documentation                          2                  146,156.40              0.04
                                           -----          ------------------            ------
TOTAL:                                     2,110          $   408,982,316.79            100.00%
                                           =====          ==================            ======

                               PERFORMANCE STATUS

                                                                                      % OF AGGREGATE
                                          NUMBER              AGGREGATE          PRINCIPAL BALANCE OF THE
                                        OF MORTGAGE       PRINCIPAL BALANCE       GROUP I MORTGAGE LOANS
       PERFORMANCE STATUS                 LOANS              OUTSTANDING               OUTSTANDING
       -------------------                -----              -----------               -----------

Current                                    2,110          $   408,982,316.79            100.00%
                                           -----          ------------------            ------
TOTAL:                                     2,110          $   408,982,316.79            100.00%
                                           =====          ==================            ======

                            PREPAYMENT PENALTY TERM

                                                                                        % OF AGGREGATE
                                           NUMBER              AGGREGATE           PRINCIPAL BALANCE OF THE
                                         OF MORTGAGE       PRINCIPAL BALANCE        GROUP I MORTGAGE LOANS
       PREPAYMENT PENALTY TERM              LOANS             OUTSTANDING                OUTSTANDING
       -----------------------              -----             -----------                -----------
12 months                                     57          $    17,604,959.31              4.30%
18 months                                      1                  235,596.42              0.06
21 months                                      1                   64,800.00              0.02
23 months                                      1                  179,676.82              0.04
24 months                                  1,054              222,305,265.13             54.36
30 months                                      1                  159,593.39              0.04
36 months                                    497               87,926,465.51             21.50
60 months                                     38                8,095,982.81              1.98
No Prepayment Penalty                        460               72,409,977.40             17.70
                                           -----          ------------------            ------
TOTAL:                                     2,110          $   408,982,316.79            100.00%
                                           -----          ------------------            ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
[MERRILL LYNCH LOGO]                                  GROUP I COLLATERAL SUMMARY

                                 GROSS MARGINS

                                                                                        % OF AGGREGATE
                                           NUMBER              AGGREGATE           PRINCIPAL BALANCE OF THE
               RANGE OF                 OF MORTGAGE        PRINCIPAL BALANCE        GROUP I MORTGAGE LOANS
             GROSS MARGINS                 LOANS             OUTSTANDING                 OUTSTANDING
             ------------                  -----             -----------                 -----------
0.000%                                         1          $       103,567.20              0.03%
1.001% to 1.500%                               1                  249,186.72              0.06
2.001% to 2.500%                              15                4,088,007.17              1.00
2.501% to 3.000%                              19                3,694,401.15              0.90
3.001% to 3.500%                               6                  833,061.81              0.20
3.501% to 4.000%                              19                1,863,707.42              0.46
4.001% to 4.500%                              25                3,818,794.99              0.93
4.501% to 5.000%                             191               32,424,031.03              7.93
5.001% to 5.500%                             309               68,292,042.53             16.70
5.501% to 6.000%                             484              106,551,397.35             26.05
6.001% to 6.500%                             439               90,225,760.34             22.06
6.501% to 7.000%                             275               48,564,213.71             11.87
7.001% to 7.500%                             142               22,568,584.70              5.52
7.501% to 8.000%                             100               15,214,415.28              3.72
8.001% to 8.500%                              54                7,295,544.03              1.78
8.501% to 9.000%                              14                1,442,475.61              0.35
9.001% to 9.500%                               8                  925,064.98              0.23
9.501% to 10.000%                              6                  699,282.56              0.17
10.001% to 10.500%                             1                   91,593.12              0.02
11.501% to 12.000%                             1                   37,185.09              0.01
                                           -----          ------------------            ------
TOTAL:                                     2,110          $   408,982,316.79            100.00%
                                           =====          ==================            ======

                           INITIAL PERIODIC RATE CAP

                                                                                       % OF AGGREGATE
                                           NUMBER             AGGREGATE           PRINCIPAL BALANCE OF THE
                                        OF MORTGAGE        PRINCIPAL BALANCE       GROUP I MORTGAGE LOANS
        INITIAL PERIODIC RATE CAP          LOANS             OUTSTANDING                OUTSTANDING
        -------------------------          -----             -----------                -----------
1.000%                                       190          $    20,878,075.00              5.10%
1.500%                                       129               25,215,124.92              6.17
2.000%                                        58               11,597,365.06              2.84
3.000%                                     1,688              339,881,648.20             83.10
4.000%                                         5                1,479,790.80              0.36
5.000%                                        33                8,280,412.66              2.02
6.000%                                         7                1,649,900.15              0.40
                                           -----          ------------------            ------
TOTAL:                                     2,110          $   408,982,316.79            100.00%
                                           -----          ------------------            ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
[MERRILL LYNCH LOGO]                                  GROUP I COLLATERAL SUMMARY

                          SUBSEQUENT PERIODIC RATE CAP

                                                                                       % OF AGGREGATE
                                           NUMBER             AGGREGATE           PRINCIPAL BALANCE OF THE
                                        OF MORTGAGE       PRINCIPAL BALANCE        GROUP I MORTGAGE LOANS
    SUBSEQUENT PERIODIC RATE CAP           LOANS             OUTSTANDING                OUTSTANDING
    ----------------------------           -----             -----------                -----------
1.000%                                     2,029          $   396,378,342.17             96.92%
1.500%                                        39                3,626,248.23              0.89
2.000%                                        36                7,107,935.59              1.74
2.500%                                         5                1,479,790.80              0.36
6.000%                                         1                  390,000.00              0.10
                                           -----          ------------------            ------
TOTAL:                                     2,110          $   408,982,316.79            100.00%
                                           -----          ------------------            ------

                             MAXIMUM MORTGAGE RATE

                                                                                       % OF AGGREGATE
                                          NUMBER              AGGREGATE           PRINCIPAL BALANCE OF THE
          RANGE OF                      OF MORTGAGE       PRINCIPAL BALANCE        GROUP I MORTGAGE LOANS
   MAXIMUM MORTGAGE RATES                  LOANS             OUTSTANDING                OUTSTANDING
   ----------------------                  -----             -----------                -----------
8.501% to 9.000%                               1          $       138,062.41              0.03%
9.001% to 9.500%                               6                1,368,125.74              0.33
9.501% to 10.000%                              9                2,929,621.39              0.72
10.001% to 10.500%                             3                  581,427.73              0.14
10.501% to 11.000%                             7                1,535,400.07              0.38
11.001% to 11.500%                            43               10,975,837.52              2.68
11.501% to 12.000%                           221               51,098,140.81             12.49
12.001% to 12.500%                           304               71,965,820.93             17.60
12.501% to 13.000%                           379               82,472,831.86             20.17
13.001% to 13.500%                           324               61,735,265.17             15.09
13.501% to 14.000%                           205               37,789,201.45              9.24
14.001% to 14.500%                           186               31,572,675.92              7.72
14.501% to 15.000%                           165               23,673,967.40              5.79
15.001% to 15.500%                           108               15,315,829.47              3.74
15.501% to 16.000%                            61                7,287,168.78              1.78
16.001% to 16.500%                            36                3,819,780.62              0.93
16.501% to 17.000%                            21                2,118,286.81              0.52
17.001% to 17.500%                             7                  637,328.12              0.16
17.501% to 18.000%                             5                  483,016.43              0.12
18.001% to 18.500%                             7                  819,555.64              0.20
18.501% to 19.000%                             3                  148,294.93              0.04
19.001% to 19.500%                             2                  119,087.71              0.03
19.501% to 20.000%                             1                   65,573.55              0.02
20.001% to 20.500%                             1                   42,283.07              0.01
20.501% to 21.000%                             2                  141,113.96              0.03
21.001% to 21.500%                             1                   57,428.63              0.01
21.501% to 22.000%                             1                   54,005.58              0.01
22.501% to 23.000%                             1                   37,185.09              0.01
                                           -----          ------------------            ------
TOTAL:                                     2,110          $   408,982,316.79            100.00%
                                           -----          ------------------            ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
[MERRILL LYNCH LOGO]                                  GROUP I COLLATERAL SUMMARY

                             MINIMUM MORTGAGE RATE

                                                                                       % OF AGGREGATE
                                          NUMBER              AGGREGATE           PRINCIPAL BALANCE OF THE
          RANGE OF                      OF MORTGAGE       PRINCIPAL BALANCE        GROUP I MORTGAGE LOANS
  MINIMUM MORTGAGE RATES                   LOANS             OUTSTANDING                OUTSTANDING
  ----------------------                   -----             -----------                -----------
No Minimum Rate                              102          $    23,985,311.57              5.86%
1.001% to 1.500%                               1                   74,979.49              0.02
2.001% to 2.500%                               4                  885,399.21              0.22
3.001% to 3.500%                               1                  103,567.20              0.03
3.501% to 4.000%                               2                  245,460.10              0.06
4.501% to 5.000%                               7                1,481,199.96              0.36
5.001% to 5.500%                              37                9,638,153.25              2.36
5.501% to 6.000%                             253               60,140,601.57             14.70
6.001% to 6.500%                             345               81,462,145.73             19.92
6.501% to 7.000%                             406               84,544,743.17             20.67
7.001% to 7.500%                             266               51,452,444.50             12.58
7.501% to 8.000%                             212               35,959,194.46              8.79
8.001% to 8.500%                             163               23,986,634.45              5.86
8.501% to 9.000%                             136               17,651,235.89              4.32
9.001% to 9.500%                              70                7,902,140.25              1.93
9.501% to 10.000%                             37                3,726,313.16              0.91
10.001% to 10.500%                            28                2,469,102.53              0.60
10.501% to 11.000%                            15                1,477,460.58              0.36
11.001% to 11.500%                             6                  425,324.01              0.10
11.501% to 12.000%                             5                  571,104.73              0.14
12.001% to 12.500%                             4                  221,893.54              0.05
12.501% to 13.000%                             3                  180,317.56              0.04
13.501% to 14.000%                             2                  107,856.62              0.03
14.001% to 14.500%                             2                  141,113.96              0.03
14.501% to 15.000%                             1                   57,428.63              0.01
15.001% to 15.500%                             1                   54,005.58              0.01
16.001% to 16.500%                             1                   37,185.09              0.01
                                           -----          ------------------            ------
TOTAL:                                     2,110          $   408,982,316.79            100.00%
                                           -----          ------------------            ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
[MERRILL LYNCH LOGO]                                  GROUP I COLLATERAL SUMMARY

                        NEXT LOAN RATE ADJUSTMENT MONTH

                                                                                       % OF AGGREGATE
                                          NUMBER              AGGREGATE           PRINCIPAL BALANCE OF THE
      NEXT LOAN RATE                    OF MORTGAGE       PRINCIPAL BALANCE        GROUP I MORTGAGE LOANS
     ADJUSTMENT MONTH                      LOANS             OUTSTANDING                OUTSTANDING
     ----------------                      -----             -----------                -----------
January 2005                                  56          $     4,809,473.22              1.18%
February 2005                                  3                  361,384.72              0.09
March 2005                                     4                  618,578.87              0.15
April 2005                                     4                  337,029.57              0.08
May 2005                                      13                1,181,762.19              0.29
June 2005                                     34                3,202,897.22              0.78
July 2005                                     12                  847,198.02              0.21
August 2005                                   27                3,251,869.28              0.80
September 2005                                34                4,091,400.49              1.00
October 2005                                  23                2,532,059.11              0.62
November 2005                                 26                2,608,713.17              0.64
December 2005                                 39                3,956,517.64              0.97
January 2006                                  31                3,172,771.27              0.78
February 2006                                 10                2,098,770.17              0.51
March 2006                                     6                1,532,946.49              0.37
April 2006                                     9                1,467,992.67              0.36
May 2006                                       3                  806,567.52              0.20
June 2006                                      6                1,293,418.27              0.32
July 2006                                     19                4,434,432.89              1.08
August 2006                                   98               21,518,845.68              5.26
September 2006                               336               80,935,830.81             19.79
October 2006                                 307               68,209,279.45             16.68
November 2006                                468               91,998,464.46             22.49
December 2006                                 13                2,657,362.30              0.65
January 2007                                   2                  169,998.60              0.04
February 2007                                  1                   71,144.66              0.02
March 2007                                     1                   43,934.17              0.01
April 2007                                     3                  293,542.56              0.07
May 2007                                       5                  936,084.66              0.23
June 2007                                     11                2,248,961.89              0.55
July 2007                                     19                3,529,170.33              0.86
August 2007                                   42                8,053,159.76              1.97
September 2007                               137               26,036,633.54              6.37
October 2007                                  91               15,256,011.39              3.73
November 2007                                 82               15,523,702.30              3.80
December 2007                                  1                   46,784.86              0.01
April 2008                                     3                  489,499.08              0.12
May 2008                                       3                1,113,477.46              0.27
June 2008                                      3                  319,287.73              0.08
July 2008                                      3                  489,934.99              0.12
August 2008                                    2                  340,185.72              0.08
September 2008                                 1                  255,989.78              0.06
December 2008                                  2                  157,831.36              0.04
January 2009                                   2                  651,567.20              0.16
February 2009                                  2                  388,224.29              0.09
April 2009                                     2                  451,806.92              0.11
May 2009                                       1                  164,897.24              0.04
July 2009                                      3                  903,690.23              0.22
August 2009                                    4                  689,419.35              0.17
September 2009                                11                3,341,700.43              0.82
October 2009                                  44                9,131,718.21              2.23
November 2009                                 45                8,582,452.17              2.10
December 2009                                  1                  268,700.00              0.07
July 2010                                      1                  262,387.13              0.06
September 2013                                 1                  844,853.30              0.21
                                           -----          ------------------            ------
TOTAL:                                     2,110          $   408,982,316.79            100.00%
                                           -----          ------------------            ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
[MERRILL LYNCH LOGO]                                 GROUP II COLLATERAL SUMMARY

                             C-BASS SERIES 2004-CB8
             GROUP II MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

SUMMARY                                                                   TOTAL               MINIMUM          MAXIMUM
-------                                                                   -----               -------          -------
Aggregate Current Principal Balance                                   $139,362,957.21
Number of Mortgage Loans                                                        1,581
(1)Average Outstanding Principal Balance                              $     88,148.61     $  4,090.27      $ 704,208.44
(1)Average Original Loan Balance                                      $     89,271.79     $ 10,200.00      $ 710,000.00
(1)Weighted Average Current Combined Loan-to-Value Ratio                        83.58%           9.22%           115.86%
(1)Weighted Average Loan Rate                                                   8.442%          3.500%           15.000%
(1)Weighted Average Original Term to Maturity (months)                            303              36               361
(1)Weighted Average Remaining Term to Stated Maturity (months)                    295               0               360
(1),(2)Weighted Average Credit Score                                              642             423               812

(1)Average or Weighted Average reflected in Total.

(2)99.64% of the Group II Mortgage Loans have FICO Scores.

                                                                                PERCENT OF CUT-OFF DATE
                                                          RANGE                   PRINCIPAL BALANCE
                                                          -----                   -----------------
PRODUCT TYPE                                         Fully Amortizing                  80.21%
                                                     Balloon Payment                   19.79%

LIEN                                                 First                             71.26%
                                                     Second                            28.74%

ADJUSTMENT TYPE                                      Fixed                            100.00%
                                                     ARM                                0.00%

PAYMENT TYPE                                         Actuarial                         99.39%
                                                     Interest Only                      0.61%
                                                     Simple Interest                    0.00%

GEOGRAPHIC DISTRIBUTION                              California                        26.22%
                                                     New York                           8.90%
                                                     Texas                              6.62%
                                                     New Jersey                         5.61%
                                                     Florida                            4.71%

LARGEST ZIP CODE CONCENTRATION                       13502                              0.51%

SUB-PRIME LOANS                                                                        82.57%

FHA-VA LOANS                                                                            0.39%

SELLER FINANCED LOANS                                                                   7.20%

LOANS WITH BORROWER PMI                                                                 1.92%

LOANS WITH PREPAYMENT PENALTIES                                                        55.28%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
[MERRILL LYNCH LOGO]                                 GROUP II COLLATERAL SUMMARY

                               PRINCIPAL BALANCE

                                                                                     % OF AGGREGATE
                                          NUMBER              AGGREGATE         PRINCIPAL BALANCE OF THE
                                        OF MORTGAGE        PRINCIPAL BALANCE     GROUP II MORTGAGE LOANS
   PRINCIPAL BALANCE OUTSTANDING           LOANS             OUTSTANDING              OUTSTANDING
   -----------------------------           -----             -----------              -----------
$1 to $50,000                                545          $    17,489,703.03           12.55%
$50,001 to $100,000                          615               44,160,595.55           31.69
$100,001 to $150,000                         201               24,167,661.85           17.34
$150,001 to $200,000                          95               16,371,597.11           11.75
$200,001 to $250,000                          59               13,392,883.69            9.61
$250,001 to $300,000                          21                5,739,691.99            4.12
$300,001 to $350,000                          19                6,121,255.91            4.39
$350,001 to $400,000                          12                4,549,712.13            3.26
$400,001 to $450,000                           2                  845,117.20            0.61
$450,001 to $500,000                           6                2,898,367.85            2.08
$500,001 to $550,000                           1                  515,785.42            0.37
$550,001 to $600,000                           2                1,134,367.22            0.81
$600,001 to $650,000                           2                1,272,009.82            0.91
$700,001 to $750,000                           1                  704,208.44            0.51
                                           -----          ------------------          ------
TOTAL:                                     1,581          $   139,362,957.21          100.00%
                                           -----          ------------------          ------

                                   FICO SCORE

                                                                                     % OF AGGREGATE
                                          NUMBER              AGGREGATE         PRINCIPAL BALANCE OF THE
                                        OF MORTGAGE       PRINCIPAL BALANCE      GROUP I MORTGAGE LOANS
               FICO SCORE                  LOANS             OUTSTANDING              OUTSTANDING
               ----------                  -----             -----------              -----------
Not Available(1)                               9          $       507,769.31           0.36%
421 to 440                                     1                   64,090.81           0.05
441 to 460                                     6                  750,482.31           0.54
461 to 480                                     8                  659,137.30           0.47
481 to 500                                    15                1,169,053.85           0.84
501 to 520                                    32                3,109,783.13           2.23
521 to 540                                    46                4,122,660.88           2.96
541 to 560                                    80                7,255,837.61           5.21
561 to 580                                    86                6,887,046.79           4.94
581 to 600                                   157               12,077,222.98           8.67
601 to 620                                   229               18,125,329.12          13.01
621 to 640                                   167               13,457,263.80           9.66
641 to 660                                   181               16,971,828.92          12.18
661 to 680                                   184               15,700,175.72          11.27
681 to 700                                   118               11,454,077.60           8.22
701 to 720                                    95                8,477,397.85           6.08
721 to 740                                    64                5,600,244.55           4.02
741 to 760                                    47                5,621,577.55           4.03
761 to 780                                    28                4,119,505.15           2.96
781 to 800                                    21                2,497,013.88           1.79
801 to 820                                     7                  735,458.10           0.53
                                           -----          ------------------          ------
TOTAL:                                     1,581          $   139,362,957.21          100.00%
                                           =====          ==================          ======

(1) Mortgage loans indicated as having a FICO Score that is "not available" include certain Mortgage Loans where the FICO Score was not provided by the related seller and Mortgage Loans where no credit history was obtained for the related mortgagor.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
[MERRILL LYNCH LOGO]                                 GROUP II COLLATERAL SUMMARY

                           ORIGINAL TERM TO MATURITY

                                                                                     % OF AGGREGATE
                                          NUMBER              AGGREGATE         PRINCIPAL BALANCE OF THE
       ORIGINAL TERM TO MATURITY        OF MORTGAGE        PRINCIPAL BALANCE     GROUP II MORTGAGE LOANS
               (MONTHS)                    LOANS             OUTSTANDING              OUTSTANDING
               --------                    -----             -----------              -----------
25 to 36                                       1          $        95,742.38            0.07%
49 to 60                                       2                  100,435.43            0.07
73 to 84                                       2                  253,433.29            0.18
85 to 96                                       3                   71,347.51            0.05
109 to 120                                    24                1,119,421.95            0.80
121 to 132                                     4                  183,859.82            0.13
133 to 144                                     4                  100,344.08            0.07
145 to 156                                     4                  211,215.31            0.15
157 to 168                                     4                  147,067.02            0.11
169 to 180                                   553               33,799,229.79           24.25
181 to 192                                     5                  221,356.27            0.16
229 to 240                                   174                8,253,723.59            5.92
241 to 252                                     2                  206,234.26            0.15
277 to 288                                     2                  518,015.24            0.37
289 to 300                                    15                1,758,645.83            1.26
301 to 312                                     5                  384,976.66            0.28
313 to 324                                     2                  252,584.84            0.18
325 to 336                                     5                  418,294.88            0.30
337 to 348                                    10                  802,243.75            0.58
349 to 360                                   759               90,398,754.79           64.87
361 to 372                                     1                   66,030.52            0.05
                                           -----          ------------------          ------
TOTAL:                                     1,581          $   139,362,957.21          100.00%
                                           -----          ------------------          ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
[MERRILL LYNCH LOGO]                                 GROUP II COLLATERAL SUMMARY

                       REMAINING TERM TO STATED MATURITY

                                                                                     % OF AGGREGATE
                                          NUMBER              AGGREGATE         PRINCIPAL BALANCE OF THE
  REMAINING TERM TO STATED MATURITY     OF MORTGAGE       PRINCIPAL BALANCE      GROUP II MORTGAGE LOANS
               (MONTHS)                    LOANS             OUTSTANDING              OUTSTANDING
--------------------------------------  --------------    ------------------    ------------------------
0                                              1          $        42,839.06            0.03%
13 to 24                                       2                    8,645.51            0.01
25 to 36                                       5                  154,831.08            0.11
37 to 48                                       3                  301,172.09            0.22
49 to 60                                       1                   65,626.76            0.05
61 to 72                                       3                   48,024.82            0.03
73 to 84                                       4                   80,080.80            0.06
85 to 96                                       6                  383,863.38            0.28
97 to 108                                      5                  248,030.93            0.18
109 to 120                                    21                1,066,386.93            0.77
121 to 132                                     8                  351,060.82            0.25
133 to 144                                     4                  190,395.11            0.14
145 to 156                                    12                1,120,291.24            0.80
157 to 168                                    12                1,318,353.72            0.95
169 to 180                                   529               31,966,389.29           22.94
181 to 192                                     2                  127,410.32            0.09
193 to 204                                     1                   45,838.08            0.03
205 to 216                                     1                   71,533.64            0.05
217 to 228                                     5                  544,010.00            0.39
229 to 240                                   167                7,671,999.52            5.51
241 to 252                                     4                  297,223.34            0.21
253 to 264                                     1                   55,212.68            0.04
265 to 276                                     4                  324,848.02            0.23
277 to 288                                     5                  580,708.35            0.42
289 to 300                                    13                1,635,787.82            1.17
301 to 312                                     2                  265,224.63            0.19
313 to 324                                    12                1,384,573.72            0.99
325 to 336                                    24                3,793,031.73            2.72
337 to 348                                   137               19,238,057.01           13.80
349 to 360                                   587               65,981,506.81           47.35
                                           -----          ------------------          ------
TOTAL:                                     1,581          $   139,362,957.21          100.00%
                                           -----          ------------------          ------

                                 PROPERTY TYPE

                                                                                     % OF AGGREGATE
                                          NUMBER              AGGREGATE         PRINCIPAL BALANCE OF THE
                                        OF MORTGAGE        PRINCIPAL BALANCE     GROUP II MORTGAGE LOANS
            PROPERTY TYPE                  LOANS               OUTSTANDING             OUTSTANDING
--------------------------------------  ----------------  --------------------  ------------------------
Single Family                              1,152          $   100,157,060.56           71.87%
Manufactured Housing                         116               10,294,768.76            7.39
PUD                                          119                9,321,950.96            6.69
2-Family                                      60                7,266,786.81            5.21
Condominium                                   94                6,499,895.79            4.66
3-Family                                      16                2,898,054.79            2.08
4-Family                                      20                2,339,780.82            1.68
Mobile Home                                    1                  318,677.15            0.23
Mixed Use                                      1                  153,905.77            0.11
Townhouse                                      2                  112,075.80            0.08
                                           -----          ------------------          ------
TOTAL:                                     1,581          $   139,362,957.21          100.00%
                                           -----          ------------------          ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
[MERRILL LYNCH LOGO]                                 GROUP II COLLATERAL SUMMARY

                                   OCCUPANCY

                                                                                     % OF AGGREGATE
                                          NUMBER              AGGREGATE         PRINCIPAL BALANCE OF THE
                                        OF MORTGAGE       PRINCIPAL BALANCE      GROUP II MORTGAGE LOANS
            OCCUPANCY                      LOANS             OUTSTANDING               OUTSTANDING
--------------------------------------------------------------------------------------------------------
Primary                                    1,457          $   128,230,289.26           92.01%
Investment                                   114               10,021,153.20            7.19
Second Home                                   10                1,111,514.75            0.80
                                           -----          ------------------          ------
TOTAL:                                     1,581          $   139,362,957.21          100.00%
                                           -----          ------------------          ------

                                  LOAN PURPOSE

                                                                                     % OF AGGREGATE
                                          NUMBER              AGGREGATE         PRINCIPAL BALANCE OF THE
                                        OF MORTGAGE        PRINCIPAL BALANCE     GROUP II MORTGAGE LOANS
          LOAN PURPOSE                     LOANS              OUTSTANDING             OUTSTANDING
          ------------                     -----              -----------             -----------
Equity Refinance                             688          $    73,696,791.61           52.88%
Purchase                                     805               53,868,761.25           38.65
Rate/Term Refinance                           88               11,797,404.35            8.47
                                           -----          ------------------          ------
TOTAL:                                     1,581          $   139,362,957.21          100.00%
                                           -----          ------------------          ------

                           CURRENT MORTGAGE LOAN RATE

                                                                                     % OF AGGREGATE
                                          NUMBER              AGGREGATE         PRINCIPAL BALANCE OF THE
                                        OF MORTGAGE        PRINCIPAL BALANCE     GROUP II MORTGAGE LOANS
  RANGE OF CURRENT MORTGAGE LOAN RATE      LOANS              OUTSTANDING             OUTSTANDING
--------------------------------------------------------------------------------------------------------
3.001% to 3.500%                               2          $       115,501.83            0.08%
3.501% to 4.000%                               2                   79,883.73            0.06
4.001% to 4.500%                               3                  221,907.80            0.16
4.501% to 5.000%                               4                  383,982.97            0.28
5.001% to 5.500%                              14                3,953,571.15            2.84
5.501% to 6.000%                              52                7,886,170.07            5.66
6.001% to 6.500%                              67               11,747,356.35            8.43
6.501% to 7.000%                             100               15,721,000.34           11.28
7.001% to 7.500%                              93               11,720,587.39            8.41
7.501% to 8.000%                             187               18,366,385.77           13.18
8.001% to 8.500%                             103               10,754,103.89            7.72
8.501% to 9.000%                             149               13,064,776.05            9.37
9.001% to 9.500%                              91                6,600,960.29            4.74
9.501% to 10.000%                            199               11,305,026.57            8.11
10.001% to 10.500%                            98                6,366,428.35            4.57
10.501% to 11.000%                           122                7,473,444.07            5.36
11.001% to 11.500%                            63                3,335,144.12            2.39
11.501% to 12.000%                           111                5,012,139.92            3.60
12.001% to 12.500%                            37                1,768,281.04            1.27
12.501% to 13.000%                            37                1,687,556.60            1.21
13.001% to 13.500%                            18                  603,560.44            0.43
13.501% to 14.000%                            12                  502,063.13            0.36
14.001% to 14.500%                            13                  508,459.35            0.36
14.501% to 15.000%                             4                  184,665.99            0.13
                                           -----          ------------------          ------
TOTAL:                                     1,581          $   139,362,957.21          100.00%
                                           -----          ------------------          ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
[MERRILL LYNCH LOGO]                                 GROUP II COLLATERAL SUMMARY

                      CURRENT COMBINED LOAN-TO-VALUE RATIO

                                                                        % OF AGGREGATE
                                NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
RANGE OF CURRENT COMBINED    OF MORTGAGE     PRINCIPAL BALANCE     GROUP II MORTGAGE LOANS
   LOAN-TO-VALUE RATIO          LOANS            OUTSTANDING             OUTSTANDING
------------------------------------------------------------------------------------------
0.01% to 10.00%                     1          $     40,587.30                     0.03%
10.01% to 20.00%                    5               168,076.29                     0.12
20.01% to 30.00%                   10               457,637.24                     0.33
30.01% to 40.00%                   16             1,775,224.21                     1.27
40.01% to 50.00%                   29             2,912,933.59                     2.09
50.01% to 60.00%                   46             5,986,658.01                     4.30
60.01% to 70.00%                  104            13,830,784.84                     9.92
70.01% to 80.00%                  260            34,667,802.80                    24.88
80.01% to 90.00%                  286            27,415,592.62                    19.67
90.01% to 100.00%                 749            46,976,036.42                    33.71
100.01% to 110.00%                 74             4,563,916.96                     3.27
110.01% to 120.00%                  1               567,706.93                     0.41
                                -----          ---------------                   ------
TOTAL:                          1,581          $139,362,957.21                   100.00%
                                =====          ===============                   ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
[MERRILL LYNCH LOGO]                                 GROUP II COLLATERAL SUMMARY

                             GEOGRAPHIC DISTRIBUTION

                                                                 % OF AGGREGATE
                        NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
                     OF MORTGAGE      PRINCIPAL BALANCE     GROUP II MORTGAGE LOANS
STATE OR TERRITORY      LOANS            OUTSTANDING              OUTSTANDING
-----------------------------------------------------------------------------------
California                374          $ 36,537,189.69                    26.22%
New York                  106            12,398,908.99                     8.90
Texas                     191             9,229,958.69                     6.62
New Jersey                 50             7,817,905.97                     5.61
Florida                    77             6,568,717.22                     4.71
Washington                 54             5,590,888.89                     4.01
Pennsylvania               65             5,083,279.52                     3.65
Massachusetts              32             4,657,677.84                     3.34
Maryland                   58             4,492,584.73                     3.22
Virginia                   41             3,717,585.92                     2.67
Ohio                       52             3,496,406.15                     2.51
Georgia                    37             3,453,692.88                     2.48
North Carolina             36             3,327,616.54                     2.39
Illinois                   34             3,228,300.39                     2.32
Colorado                   31             2,895,122.87                     2.08
Oregon                     36             2,743,961.57                     1.97
Michigan                   38             2,469,888.05                     1.77
South Carolina             31             2,178,423.49                     1.56
Indiana                    28             2,123,900.07                     1.52
Arizona                    28             1,905,768.69                     1.37
Tennessee                  26             1,745,144.31                     1.25
Connecticut                16             1,645,185.58                     1.18
Nevada                     16             1,343,686.62                     0.96
Delaware                   10             1,223,366.56                     0.88
Hawaii                      2             1,200,516.39                     0.86
Kentucky                   12             1,135,209.33                     0.81
Rhode Island                8               993,717.98                     0.71
New Mexico                  9               864,130.09                     0.62
Idaho                       7               601,808.91                     0.43
Wisconsin                   8               507,029.29                     0.36
Arkansas                    9               498,694.45                     0.36
Alabama                     7               449,021.43                     0.32
West Virginia               4               442,203.48                     0.32
Oklahoma                    7               388,866.47                     0.28
Missouri                    8               349,599.34                     0.25
Iowa                        6               344,640.74                     0.25
Utah                        7               290,300.95                     0.21
Montana                     2               233,445.74                     0.17
Louisiana                   5               225,605.10                     0.16
New Hampshire               1               177,081.16                     0.13
Mississippi                 3               166,114.23                     0.12
Kansas                      1               159,450.86                     0.11
Nebraska                    3               156,605.19                     0.11
Minnesota                   3               124,769.78                     0.09
Alaska                      1               107,025.04                     0.08
Wyoming                     1                71,960.03                     0.05
                        -----          ---------------                   ------
TOTAL:                  1,581          $139,362,957.21                   100.00%
                        -----          ---------------                   ------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
                                                                 C-BASS 2004-CB8
[MERRILL LYNCH LOGO]                                 GROUP II COLLATERAL SUMMARY

                               LOAN DOCUMENTATION

                                                                         % OF AGGREGATE
                                NUMBER            AGGREGATE        PRINCIPAL BALANCE OF THE
                             OF MORTGAGE      PRINCIPAL BALANCE     GROUP II MORTGAGE LOANS
  DOCUMENTATION LEVEL           LOANS            OUTSTANDING              OUTSTANDING
--------------------------------------------------------------------------------------------
Full Documentation                904          $ 83,164,868.31                    59.68%
Stated Income                     449            35,983,582.27                    25.82
No Documentation                  175            14,160,252.54                    10.16
Alternate Documentation            19             2,572,611.94                     1.85
Limited Documentation              20             2,035,140.33                     1.46
Missing                            10               909,242.06                     0.65
Streamlined Documentation           4               537,259.76                     0.39
                                -----          ---------------                   ------
TOTAL:                          1,581          $139,362,957.21                   100.00%
                                =====          ===============                   ======

                               PERFORMANCE STATUS

                                                                    % OF AGGREGATE
                           NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
                        OF MORTGAGE      PRINCIPAL BALANCE     GROUP II MORTGAGE LOANS
PERFORMANCE STATUS         LOANS            OUTSTANDING              OUTSTANDING
---------------------------------------------------------------------------------------
Current                    1,581          $139,362,957.21                   100.00%
                           -----          ---------------                   ------
TOTAL:                     1,581          $139,362,957.21                   100.00%
                           =====          ===============                   ======

                             PREPAYMENT PENALTY TERM

                                                                          % OF AGGREGATE
                                 NUMBER            AGGREGATE         PRINCIPAL BALANCE OF THE
                              OF MORTGAGE      PRINCIPAL BALANCE     GROUP II MORTGAGE LOANS
PREPAYMENT PENALTY TERM          LOANS            OUTSTANDING              OUTSTANDING
---------------------------------------------------------------------------------------------
12 months                           65          $  7,706,840.40                     5.53%
24 months                          252            17,836,192.98                    12.80
35 months                            1               112,714.17                     0.08
36 months                          476            49,221,961.55                    35.32
60 months                           13             2,157,692.29                     1.55
No Prepayment Penalties            774            62,327,555.82                    44.72
                                 -----          ---------------                   ------
TOTAL:                           1,581          $139,362,957.21                   100.00%
                                 =====          ===============                   ======

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8

                              ASSUMED MORTGAGE POOL
                             GROUP I MORTGAGE LOANS

                                       NET                  ORIGINAL
                      MORTGAGE      MORTGAGE     ORIGINAL  AMORTIZATION     LOAN     INTEREST ONLY
PRINCIPAL             INTEREST      INTEREST       TERM       TERM          AGE          TERM
BALANCE($)            RATE(%)        RATE(%)     (MONTHS)    (MONTHS)     (MONTHS)     (MONTHS)
---------------------------------------------------------------------------------------------------
    149,774.95        10.7526        10.2451        360        360           78            0
    361,387.21         4.9763         4.4688        360        360          183            0
     95,086.26         3.8750         3.3675        360        360          174            0
 39,471,532.02         8.1437         7.6362        360        360           15            0
  5,357,419.07         6.7914         6.2839        360        360            2            0
    234,803.60         6.8000         6.2925        360        360            3            0
     64,581.94         7.9900         7.4825        360        360            1            0
    179,072.18         6.5500         6.0425        360        360            3            0
103,955,119.81         7.3177         6.8102        360        360            4            0
 15,297,081.39         7.3801         6.8726        360        360            7            0
    367,542.55         4.7773         4.2698        360        360           11            0
    148,956.51         4.5295         4.0220        360        360           13            0
 14,731,156.41         7.8145         7.3070        360        360            6            0
    753,437.98         6.4151         5.9076        360        360            2            0
  3,415,588.07         7.3022         6.7947        360        360            3            0
    159,056.33         8.2000         7.6925        360        360            3            0
 38,583,001.97         7.0839         6.5764        360        360            4            0
     59,830.87         8.0000         7.4925        360        360           44            0
  1,224,177.85         4.5576         4.0501        360        360           14            0
  1,877,607.74         4.9425         4.4350        357        357           19            0


                                                                             RATE       NEXT
                                                                          ADJUSTMENT  ADJUSTMENT   INITIAL      PERIODIC  PREPAYMENT
PRINCIPAL                              GROSS     LIFETIME      LIFETIME   FREQUENCY      DATE      RATE CAP     RATE CAP     TERM
BALANCE($)           INDEX           MARGIN(%)    CAP(%)       FLOOR(%)    (MONTHS)    (MONTHS)       (%)         (%)      (MONTHS)
------------------------------------------------------------------------------------------------------------------------------------
    149,774.95      6 Month LIBOR      6.630      17.253        10.753         6           5         1.500        1.500         0
    361,387.21    1 Year Treasury      2.847      14.862         3.165        12           7         2.103        1.897         0
     95,086.26    1 Year Treasury      2.625      13.375         2.625         6           6         1.000        1.000         0
 39,471,532.02      6 Month LIBOR      6.110      14.236         7.870         6          16         2.437        1.020         0
  5,357,419.07      6 Month LIBOR      6.233      12.945         6.706         6          22         2.974        1.070        12
    234,803.60      6 Month LIBOR      5.200      13.300         6.800         6          21         3.000        1.000        18
     64,581.94      6 Month LIBOR      7.490      13.990         7.990         6          23         3.000        1.000        21
    179,072.18      6 Month LIBOR      6.300      13.050         6.550         6          21         3.000        1.000        23
103,955,119.81      6 Month LIBOR      6.307      13.525         7.252         6          20         2.569        1.025        24
 15,297,081.39      6 Month LIBOR      6.048      13.582         7.345         6          17         2.295        1.000        36
    367,542.55       1 Year LIBOR      3.652      10.823         3.652        12          25         2.401        1.599         0
    148,956.51    1 Year Treasury      3.167      10.530         3.167        12          23         2.000        2.000         0
 14,731,156.41      6 Month LIBOR      6.618      14.212         7.717         6          31         3.047        1.036         0
    753,437.98      6 Month LIBOR      5.372      12.609         6.415         6          34         3.000        1.000        12
  3,415,588.07      6 Month LIBOR      6.443      13.642         7.302         6          33         3.000        1.000        24
    159,056.33      6 Month LIBOR      6.950      14.700         6.950         6          33         3.000        1.000        30
 38,583,001.97      6 Month LIBOR      6.016      13.364         6.966         6          32         2.970        1.009        36
     59,830.87    1 Year Treasury      3.750      14.000         3.750        12           2         2.000        2.000         0
  1,224,177.85       1 Year LIBOR      2.300       9.558         2.300        12          46         5.000        2.000         0
  1,877,607.74    1 Year Treasury      3.024       9.998         3.024        12          41         4.832        2.000         0

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8

                       GROUP I MORTGAGE LOANS (CONTINUED)

                                      NET                  ORIGINAL
                     MORTGAGE      MORTGAGE    ORIGINAL  AMORTIZATION    LOAN     INTEREST ONLY
PRINCIPAL            INTEREST      INTEREST      TERM        TERM         AGE         TERM
BALANCE($)            RATE(%)       RATE(%)     (MONTHS)   (MONTHS)     (MONTHS)     (MONTHS)          INDEX
----------------------------------------------------------------------------------------------------------------
  1,117,410.91        6.6478        6.1403        360        360          16             0         6 Month LIBOR
    360,781.81        6.2921        5.7846        360        360           1             0         6 Month LIBOR
  5,189,402.34        6.4389        5.9314        360        360           2             0         6 Month LIBOR
  2,753,594.98        6.2722        5.7647        360        360           2             0         6 Month LIBOR
    261,504.15        4.5000        3.9925        360        360          17             0          1 Year LIBOR
    842,010.23        5.0000        4.4925        360        360          15             0       1 Year Treasury
    388,687.58        6.2500        5.7425        360        240           3           120         6 Month LIBOR
  8,345,997.11        7.1832        6.6757        360        300           2            60         6 Month LIBOR
 11,434,858.61        6.4512        5.9437        360        302           2            58         6 Month LIBOR
109,797,233.04        6.5074        5.9999        360        301           2            59         6 Month LIBOR
  7,001,424.51        6.4571        5.9496        360        304           2            56         6 Month LIBOR
    469,514.67        5.7695        5.2620        360        300           2            60         6 Month LIBOR
    937,434.71        6.4932        5.9857        360        300           3            60         6 Month LIBOR
  3,805,201.62        6.1525        5.6450        360        300           2            60         6 Month LIBOR
 13,109,607.90        6.1917        5.6842        360        300           2            60         6 Month LIBOR
    546,155.89        4.8750        4.3675        360        300          11            60          1 Year LIBOR
  1,240,052.70        6.6627        6.1552        360        288           5            72         6 Month LIBOR
    223,246.20        7.2500        6.7425        360        300           1            60         6 Month LIBOR
  8,450,060.07        6.4709        5.9634        360        300           2            60         6 Month LIBOR
  4,845,628.82        6.3866        5.8791        360        300           2            60         6 Month LIBOR


                                                           RATE        NEXT
                                                        ADJUSTMENT  ADJUSTMENT    INITIAL     PERIODIC      PREPAYMENT
PRINCIPAL          GROSS      LIFETIME      LIFETIME     FREQUENCY     DATE      RATE CAP     RATE CAP         TERM
BALANCE($)        MARGIN(%)    CAP(%)       FLOOR(%)     (MONTHS)    (MONTHS)      (%)          (%)           (MONTHS)
----------------------------------------------------------------------------------------------------------------------
  1,117,410.91     3.560       12.113         3.977            6        45         5.085        1.398            0
    360,781.81     5.792       12.292         6.292            6        59         3.000        1.000           24
  5,189,402.34     6.000       12.379         6.439            6        58         3.121        1.000           36
  2,753,594.98     5.615       12.272         6.087            6        58         3.171        1.057           60
    261,504.15     2.250        9.500         2.250           12        67         5.000        2.000            0
    842,010.23     2.750       10.000         2.750           12       105         5.000        2.000            0
    388,687.58     4.750       18.250         4.750            6         3         6.000        6.000            0
  8,345,997.11     6.281       13.422         7.183            6        22         2.955        1.000            0
 11,434,858.61     6.089       12.585         6.432            6        22         3.000        1.000           12
109,797,233.04     5.936       12.645         6.489            6        22         2.967        1.000           24
  7,001,424.51     5.707       12.626         6.273            6        22         2.967        1.000           36
    469,514.67     5.367       12.160         5.770            6        22         2.609        1.000           60
    937,434.71     5.500       13.300         6.493            6        33         2.193        1.000            0
  3,805,201.62     5.664       12.317         6.152            6        34         2.836        1.000           24
 13,109,607.90     5.666       12.419         6.192            6        34         2.815        1.000           36
    546,155.89     2.250        9.875         2.250           12        49         5.000        2.000            0
  1,240,052.70     3.991       12.531         4.726            6        55         4.627        1.206            0
    223,246.20     6.750       13.250         7.250            6        59         3.000        1.000           24
  8,450,060.07     5.870       12.486         6.242            6        58         3.482        1.000           36
  4,845,628.82     5.888       12.387         6.387            6        58         3.000        1.000           60

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8

                             GROUP II MORTGAGE LOANS

                                      NET                   ORIGINAL
                      MORTGAGE      MORTGAGE     ORIGINAL  AMORTIZATION    LOAN    INTEREST ONLY   PREPAYMENT
  PRINCIPAL           INTEREST      INTEREST       TERM       TERM          AGE        TERM           TERM
  BALANCE($)          RATE(%)        RATE(%)     (MONTHS)   (MONTHS)      (MONTHS)    (MONTHS)       (MONTHS)
-------------------------------------------------------------------------------------------------------------
   227,785.20          6.3750         5.8675         84        360           41          0               0
    42,694.90         10.0000         9.4925         91        358           90          0               0
    23,215.26         12.2840        11.7765        132        277            7          0               0
   535,159.60          9.8592         9.3517        181        360           63          0               0
    70,662.79         11.9500        11.4425        180        360           55          0              60
   158,914.28          7.8900         7.3825        240        360            2          0               0
   130,111.72         10.0269         9.5194         40         40           11          0               0
   705,957.80          7.5021         6.9946        117        117           13          0               0
   242,905.35          8.0265         7.5190        120        120            2          0              36
 3,258,306.33          7.3715         6.8640        174        174           15          0               0
   262,598.71          7.2540         6.7465        180        180            4          0              12
   145,430.79          7.5500         7.0425        180        180           11          0              24
 1,898,280.12          7.4783         6.9708        180        180            6          0              36
    42,923.84          6.8750         6.3675        180        180           14          0              60
 1,798,264.80          7.5548         7.0473        236        236           17          0               0
   416,272.61          8.1445         7.6370        240        240            2          0              12
 1,480,475.46          8.5954         8.0879        240        240            2          0              36
 1,746,311.33          7.6966         7.1891        293        293           58          0               0
   415,130.55          8.4079         7.9004        281        281            2          0              36
39,073,314.91          7.4849         6.9774        359        359           14          0               0
 4,739,024.75          8.0100         7.5025        360        360            3          0              12
 2,764,448.11          7.3231         6.8156        360        360            5          0              24
   112,334.87          7.3750         6.8675        360        360            2          0              35
35,798,941.85          7.5671         7.0596        360        360            5          0              36
 2,036,844.66          7.0912         6.5837        360        360            5          0              60
   630,405.85          5.7500         5.2425        360        240           15        120               0
   216,170.10          6.9367         6.4292        360        240            2        120              36
 7,853,241.40         10.4926         9.9851        180        360            3          0               0
 1,515,515.32         10.3742         9.8667        180        360            3          0              12
11,153,394.62         10.1518         9.6443        180        360            3          0              24
 5,905,505.82         10.5934        10.0859        180        360            3          0              36
    65,405.91         11.9900        11.4825         60         60            5          0              12
    82,418.87         12.3237        11.8162        120        120            4          0               0
   137,580.64         12.5980        12.0905        120        120            3          0              36
 1,207,958.62         11.9782        11.4707        180        180            4          0               0
    19,852.69         12.5000        11.9925        180        180            2          0              12
   113,883.71         10.0335         9.5260        180        180            4          0              24
   390,399.70         12.8769        12.3694        180        180            4          0              36
 2,400,793.43         11.3959        10.8884        240        240            4          0               0
   433,637.21         12.5841        12.0766        240        240            4          0              12
    87,467.26          9.9737         9.4662        240        240            3          0              24
 1,600,219.28         13.0029        12.4954        240        240            4          0              36
   313,098.09         12.2500        11.7425        300        300            5          0               0
 1,929,860.73         10.7780        10.2705        360        360            2          0               0
   228,598.39          9.6292         9.1217        360        360            1          0              12
 3,511,546.70          9.8919         9.3844        360        360            1          0              24
   970,712.51         10.2301         9.7226        360        360            3          0              36

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8

                     Hypothetical Available Funds Cap Table

            PAYMENT                   AF-1,                              AF-1,
                                      AF-2,     M-1, M-                  AF-2,      M-1, M-
                          AV-1        AF-3,     2, M-3,                  AF-3,      2, M-3,
PERIOD       DATE         (1)        AF-4(1)    B-1(1)      AV-1 (2)    AF-4(2)     B-1(3)
-------------------------------------------------------------------------------------------
 1         1/25/2005     10.803       7.934     11.418      10.803       7.934      11.418
 2         2/25/2005      6.270       7.940      6.629       6.270       7.940       6.629
 3         3/25/2005      6.939       7.945      7.339       6.939       7.945       7.339
 4         4/25/2005      6.266       7.949      6.628       6.271       7.949       6.632
 5         5/25/2005      6.472       7.953      6.849       6.478       7.953       6.852
 6         6/25/2005      6.262       7.956      6.627       6.267       7.956       6.631
 7         7/25/2005      6.469       7.957      6.847       6.474       7.957       6.851
 8         8/25/2005      6.259       7.958      6.626       6.266       7.958       6.631
 9         9/25/2005      6.255       7.958      6.623       6.262       7.958       6.628
10        10/25/2005      6.461       7.958      6.841       6.473       7.958       6.851
11        11/25/2005      6.250       7.958      6.619       6.262       7.958       6.628
12        12/25/2005      6.456       7.958      6.838       6.469       7.958       6.847
13         1/25/2006      6.245       7.958      6.616       6.258       7.958       6.625
14         2/25/2006      6.245       7.959      6.615       6.258       7.959       6.625
15         3/25/2006      6.914       7.959      7.324       6.928       7.959       7.335
16         4/25/2006      6.244       7.959      6.615       6.257       7.959       6.624
17         5/25/2006      6.503       7.959      6.873       6.651       7.959       6.983
18         6/25/2006      6.336       7.959      6.684       6.509       7.959       6.813
19         7/25/2006      6.545       7.959      6.904       6.722       7.959       7.037
20         8/25/2006      6.328       7.960      6.678       6.502       7.960       6.807
21         9/25/2006      6.732       7.960      6.979       7.115       7.960       7.265
22        10/25/2006      6.961       7.960      7.215       7.360       7.960       7.513
23        11/25/2006      7.523       7.960      7.569       8.300       7.960       8.148
24        12/25/2006      7.774       7.960      7.822       8.615       7.960       8.448
25         1/25/2007      7.525       7.960      7.570       8.340       7.960       8.179
26         2/25/2007      7.528       7.960      7.572       8.345       7.960       8.182
27         3/25/2007      8.334       7.961      8.384       9.516       7.961       9.265
28         4/25/2007      7.528       7.961      7.573       8.596       7.961       8.369
29         5/25/2007      7.779       7.961      7.825       9.340       7.961       8.989
30         6/25/2007      7.528       7.961      7.573       9.072       7.961       8.725
31         7/25/2007      7.779       7.961      7.825       9.375       7.961       9.016
32         8/25/2007      7.578       7.961      7.610       9.174       7.961       8.801
33         9/25/2007      7.725       7.962      7.720       9.689       7.962       9.185
34        10/25/2007      8.003       7.962      7.992      10.045       7.962       9.516
35        11/25/2007      7.842       7.962      7.807      10.290       7.962       9.633
36        12/25/2007      8.103       7.962      8.067      10.669       7.962       9.981
37         1/25/2008      7.842       7.962      7.807      10.325       7.962       9.659
38         2/25/2008      7.842       7.963      7.807      10.360       7.963       9.685
39         3/25/2008      8.383       7.963      8.346      11.437       7.963      10.622
40         4/25/2008      7.842       7.963      7.807      10.711       7.963       9.946
41         5/25/2008      8.103       7.963      8.068      11.537       7.963      10.628
42         6/25/2008      7.845       7.963      7.810      11.212       7.963      10.322
43         7/25/2008      8.106       7.964      8.070      11.586       7.964      10.668
44         8/25/2008      7.845       7.967      7.811      11.248       7.967      10.357
45         9/25/2008      7.845       7.967      7.811      11.475       7.967      10.530
46        10/25/2008      8.105       7.968      8.071      11.880       7.968      10.904
47        11/25/2008      7.846       7.968      7.812      11.616       7.968      10.648
48        12/25/2008      8.107       7.968      8.073      12.004       7.968      11.011
49         1/25/2009      7.846       7.968      7.813      11.617       7.968      10.666
50         2/25/2009      7.846       7.968      7.813      11.658       7.968      10.708
51         3/25/2009      8.687       7.969      8.651      13.006       7.969      11.938
52         4/25/2009      7.846       7.969      7.814      11.759       7.969      10.798
53         5/25/2009      8.107       7.969      8.075      12.198       7.969      11.201
54         6/25/2009      7.846       7.969      7.815      11.805       7.969      10.847
55         7/25/2009      8.107       7.969      8.075      12.199       7.969      11.217
56         8/25/2009      7.846       7.969      7.815      11.828       7.969      10.881
57         9/25/2009      7.846       7.970      7.816      11.853       7.970      10.910
58        10/25/2009      8.108       7.970      8.076      12.254       7.970      11.288
59        11/25/2009      7.961       7.970      7.906      12.047       7.970      11.081
60        12/25/2009      8.230       7.970      8.173      12.454       7.970      11.466
61         1/25/2010      7.965       7.971      7.910      12.052       7.971      11.109
62         2/25/2010      7.965       7.971      7.911      12.056       7.971      11.125
63         3/25/2010      8.818       7.971      8.759      13.348       7.971      12.333
64         4/25/2010      7.965       7.971      7.912      12.058       7.971      11.155
65         5/25/2010      8.230       7.972      8.177      12.515       7.972      11.587
66         6/25/2010      7.965       7.972      7.914      12.113       7.972      11.231
67         7/25/2010      8.230       7.972      8.179      12.516       7.972      11.624
68         8/25/2010      7.965       7.972      7.917      12.115       7.972      11.269
69         9/25/2010      7.965       7.972      7.918      12.115       7.972      11.289
70        10/25/2010      8.231       7.973      8.183      12.519       7.973      11.687
71        11/25/2010      7.965       7.973      7.921      12.169       7.973      11.375
72        12/25/2010      8.231       7.973      8.186      12.576       7.973      11.779
73         1/25/2011      7.966       7.973      7.923      12.170       7.973      11.423
74         2/25/2011      7.966       7.973      7.925      12.170       7.973      11.448
75         3/25/2011      0.000       0.000      0.000       0.000       0.000       0.000

(1) Assumes no losses, 10% cleanup call, 100% PPC on the Group I collateral, 23% HEP on the Group II collateral and 1 month LIBOR, 6 month LIBOR, 1 Year LIBOR and 1 Year CMT remain constant at 2.40688%, 2.71000%, 2.99500% and 2.74100%, respectively.

(2) Assumes no losses, 10% cleanup call, 100% PPC on the Group I collateral, 23% HEP on the Group II collateral and 1 month LIBOR, 6 month LIBOR, 1 Year LIBOR and 1 Year CMT remain constant at 2.40688%, 2.71000%, 2.99500% and 2.74100% in month 1 and 2, respectively, all increasing to 20.00% thereafter.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8

                              YIELD TABLE (TO CALL)

PREPAYMENT SPEED                0%                 80%               100%              150%                200%
--------------------------------------------------------------------------------------------------------------------
AF-1
PRICE         99.99999%            3.63              3.46                3.41               3.29                3.16

                   WAL            10.85              1.24                1.00               0.67                0.49
              MOD DURN             8.55              1.19                0.96               0.65                0.48
      PRINCIPAL WINDOW    Jan05 - Jan21     Jan05 - Aug07       Jan05 - Feb07      Jan05 - May06       Jan05 - Dec05

AF-2
PRICE        100.00000%            4.33              4.28                4.25               4.18                4.11

                   WAL            18.87              4.21                3.00               1.73                1.24
              MOD DURN            12.63              3.75                2.74               1.63                1.18
      PRINCIPAL WINDOW    Jan21 - Aug26     Aug07 - Aug11       Feb07 - Jan10      May06 - Feb07       Dec05 - Jul06

AF-3
PRICE         99.99997%            5.16              5.13                5.12               5.03                4.97

                   WAL            24.56              7.87                6.08               2.34                1.68
              MOD DURN            13.63              6.32                5.09               2.15                1.57
      PRINCIPAL WINDOW    Aug26 - Feb32     Aug11 - Dec12       Jan10 - Mar11      Feb07 - Jun07       Jul06 - Sep06

AF-4
PRICE         99.99998%            4.73              4.71                4.70               4.63                4.58

                   WAL            11.73              6.89                5.97               2.53                1.80
              MOD DURN             8.69              5.72                5.09               2.33                1.68
      PRINCIPAL WINDOW    Jan08 - Dec31     May08 - Dec12       Feb09 - Mar11      Jun07 - Aug07       Sep06 - Oct06

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8

                         DISCOUNT MARGIN TABLE (TO CALL)

PREPAYMENT SPEED               0%                  80%               100%               150%                200%
--------------------------------------------------------------------------------------------------------------------
AV-1
PRICE         100.00000%             27                  27                27                 27                  27

                    WAL           19.50                2.45              1.86               1.11                0.85
               MOD DURN           14.73                2.32              1.79               1.08                0.84
       PRINCIPAL WINDOW   Jan05 - Apr33       Jan05 - Dec12     Jan05 - Mar11      Jan05 - Apr07       Jan05 - Sep06

M-1
PRICE         100.00000%             55                  55                55                 55                  55

                    WAL           25.86                5.29              4.59               3.65                2.26
               MOD DURN           17.98                4.86              4.28               3.46                2.18
       PRINCIPAL WINDOW   Jun26 - Apr33       Mar08 - Dec12     Jul08 - Mar11      Aug07 - Oct08       Oct06 - May07

M-2
PRICE         100.00000%             95                  95                95                 95                  95

                    WAL           25.86                5.27              4.41               3.69                2.34
               MOD DURN           17.15                4.77              4.07               3.46                2.24
       PRINCIPAL WINDOW   Jun26 - Apr33       Feb08 - Dec12     Apr08 - Mar11      May08 - Oct08       Feb07 - May07

M-3
PRICE         100.00000%            105                 105               105                105                 105

                    WAL           25.86                5.26              4.35               3.39                2.16
               MOD DURN           16.95                4.74              4.01               3.19                2.08
       PRINCIPAL WINDOW   Jun26 - Apr33       Feb08 - Dec12     Mar08 - Mar11      Mar08 - Oct08       Jan07 - May07

B1
PRICE         100.00000%            160                 160               160                160                 160

                    WAL           25.86                5.25              4.33               3.30                2.12
               MOD DURN           15.92                4.66              3.92               3.07                2.02
       PRINCIPAL WINDOW   Jun26 - Apr33       Jan08 - Dec12     Mar08 - Mar11      Jan08 - Oct08       Dec06 - May07

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]                                             C-BASS 2004-CB8

                            YIELD TABLE (TO MATURITY)

PREPAYMENT SPEED               0%                  80%               100%              150%                200%
--------------------------------------------------------------------------------------------------------------------
AF-1
PRICE         99.99999%            3.63                3.46              3.41               3.29                3.16

                   WAL            10.85                1.24              1.00               0.67                0.49
              MOD DURN             8.55                1.19              0.96               0.65                0.48
      PRINCIPAL WINDOW    Jan05 - Jan21       Jan05 - Aug07     Jan05 - Feb07      Jan05 - May06       Jan05 - Dec05

AF-2
PRICE        100.00000%            4.33                4.28              4.25               4.18                4.11

                   WAL            18.87                4.21              3.00               1.73                1.24
              MOD DURN            12.63                3.75              2.74               1.63                1.18
      PRINCIPAL WINDOW    Jan21 - Aug26       Aug07 - Aug11     Feb07 - Jan10      May06 - Feb07       Dec05 - Jul06

AF-3
PRICE         99.99997%            5.16                5.28              5.28               5.03                4.97

                   WAL            24.56               12.11              9.35               2.34                1.68
              MOD DURN            13.63                8.68              7.12               2.15                1.57
      PRINCIPAL WINDOW    Aug26 - Feb32       Aug11 - Aug22     Jan10 - Sep19      Feb07 - Jun07       Jul06 - Sep06

AF-4
PRICE         99.99998%            4.73                4.75              4.80               4.63                4.58

                   WAL            11.73                7.63              7.44               2.53                 1.8
              MOD DURN             8.69                6.19              6.09               2.33                1.68
      PRINCIPAL WINDOW    Jan08 - Dec31       May08 - Jun22     Feb09 - Jul19      Jun07 - Aug07       Sep06 - Oct06

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
[LOGO MERRILL LYNCH]                                             C-BASS 2004-CB8

                       DISCOUNT MARGIN TABLE (TO MATURITY)

PREPAYMENT SPEED                0%                  80%              100%               150%                200%
---------------------------------------------------------------------------------------------------------------------
AV-1
PRICE         100.00000%             27                  27                27                 27                  27

                    WAL           19.57                2.50              1.89               1.11                0.85
               MOD DURN           14.77                2.36              1.81               1.08                0.84
       PRINCIPAL WINDOW   Jan05 - Sep34       Jan05 - Apr16     Jan05 - Apr13      Jan05 - Apr07       Jan05 - Sep06

M-1
PRICE         100.00000%             55                  57                57                 63                  64

                    WAL           26.00                5.88              5.07               5.44                3.52
               MOD DURN           18.04                5.29              4.66               4.99                3.32
       PRINCIPAL WINDOW   Jun26 - Jul34       Mar08 - Sep19     Jul08 - Feb17      Aug07 - May14       Oct06 - Jun11

M-2
PRICE         100.00000%             95                 98                 99                 99                 100

                    WAL           26.00                5.80              4.85               4.02                2.63
               MOD DURN           17.20                5.15              4.41               3.75                2.51
       PRINCIPAL WINDOW   Jun26 - Jun34       Feb08 - Nov18     Apr08 - Jan16      May08 - Nov11       Feb07 - Aug09

M-3
PRICE         100.00000%            105                 108               109                108                 109

                    WAL           25.99                5.73              4.74               3.63                2.34
               MOD DURN           17.00                5.09              4.31               3.39                2.23
       PRINCIPAL WINDOW   Jun26 - Apr34       Feb08 - Apr17     Mar08 - Sep14      Mar08 - Jan11       Jan07 - Dec08

B1
PRICE         100.00000%            160                 165               165                164                 165

                    WAL           25.98                5.68              4.67               3.51                2.27
               MOD DURN           15.96                4.95              4.18               3.25                2.16
       PRINCIPAL WINDOW   Jun26 - Mar34       Jan08 - Sep16     Mar08 - Mar14      Jan08 - Sep10       Dec06 - Sep08

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.